UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12a

Keating Capital, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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KEATING CAPITAL, INC.
5251 DTC Parkway, Suite 1100
Greenwood Village, Colorado 80111
(720) 889-0139

April [__], 2014

Dear Stockholder:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders of Keating Capital, Inc. (the “Annual Meeting”) to be held on June [__], 2014 at 9:00 a.m., Mountain Time, at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.

The members (the “Members”) of Keating Investments, LLC (the “Adviser”), the investment adviser to Keating Capital, Inc. (the “Company”),  have agreed to sell 100% of the issued and outstanding equity interests of the Adviser (the “Transaction”) to BDCA Adviser, LLC (“BDCA Adviser”), pursuant to a purchase agreement.  As a result of the Transaction, the Adviser will become a wholly-owned subsidiary of BDCA Adviser.  This Transaction will result in a change in control of the Adviser, and as a result, an assignment and subsequent termination of the current amended and restated investment advisory and administrative services agreement between the Company and the Adviser (the “Existing Advisory Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

The stockholders of the Company are being asked to approve a new investment advisory and administrative services agreement between the Company and the Adviser (the “New Advisory Agreement”).  The 1940 Act requires that a new investment advisory agreement be approved by both a majority of an investment company’s “non-interested” directors and “a majority of the outstanding voting securities,” as such terms are defined under the 1940 Act.  The Company’s Board of Directors, including a majority of non-interested directors, has approved the New Advisory Agreement and believes it to be in the best interests of the Company and its stockholders.  If approved by the required majority of the Company’s stockholders, the New Advisory Agreement will become effective upon the closing the Transaction, which is expected to occur as soon as practicable following the Annual Meeting.

The terms and conditions of the New Investment Advisory Agreement will be identical with respect to all material terms and conditions of the Existing Advisory Agreement, and the investment advisory fees under the New Advisory Agreement will remain the same as the investment advisory fees under the Existing Advisory Agreement.  This proposal is explained more fully in the attached Proxy Statement.

Messrs. Keating, Rogers and Schweiger, the current members of the Adviser’s Investment Committee, will continue to manage the day-to-day operations of the Company and will remain employed with the Adviser pursuant to employment agreements.

As a result of the Transaction, at least 75% of the Company’s Board of Directors must be comprised of “non-interested” directors, as required under the 1940 Act.  Accordingly, the Company’s stockholders are being asked to vote on the election of the five director nominees named in the accompanying Proxy Statement which, if elected by the Company’s stockholders at the Annual Meeting, will satisfy the 75% non-interested director requirement.

The Company’s Board of Directors has also approved the change in the Company’s name to BDCA Venture, Inc., subject to and effective upon the closing of the Transaction.  Additionally, upon closing of the Transaction, the trademark license agreement between the Company and the Adviser for the Company’s use of the “KEATING” name will terminate.

Further details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

It is important that your shares be represented at the Annual Meeting, and you are encouraged to vote your shares as soon as possible.  The enclosed proxy card contains instructions for voting over the Internet, by telephone or by returning your proxy card via mail in the envelope provided.  Your vote is important.

Sincerely yours,

/s/ Timothy J. Keating
President, Chief Executive Officer
Title and Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June [__], 2014.

Our Proxy Statement and our Annual Report for the year ended December 31, 2013 are available on our proxy tabulator’s website at www.proxyvote.com.  The following information applicable to the Annual Meeting may be found in the Proxy Statement and accompanying proxy card:

●	the date, time and location of the meeting;

●	a list of the matters intended to be acted on at the meeting and the recommendations of the Board of Directors regarding those matters; and

●	information about attending the meeting and voting in person.

KEATING CAPITAL, INC.
5251 DTC Parkway, Suite 1100
Greenwood Village, Colorado 80111
(720) 889-0139

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE [__], 2014

To the Stockholders of Keating Capital, Inc.:

The 2014 Annual Meeting of Stockholders of Keating Capital, Inc. (the “Company”) will be held on June [__], 2014, at 9:00 a.m., Mountain Time, at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.

As discussed in more detail in the enclosed Proxy Statement, the members (the “Members”) of Keating Investments, LLC (the “Adviser”), the investment adviser to Keating Capital, Inc. (the “Company”), have agreed to sell 100% of the issued and outstanding equity interests of the Adviser (the “Transaction”) to BDCA Adviser, LLC (“BDCA Adviser”), pursuant to a purchase agreement.  As a result of the Transaction, the Adviser will become a wholly-owned subsidiary of BDCA Adviser.  This Transaction will result in a change in control of the Adviser, and as a result, an assignment and subsequent termination of the current amended and restated investment advisory and administrative services agreement between the Company and the Adviser (the “Existing Advisory Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).  The stockholders of the Company are being asked to vote to approve a new investment advisory and administrative services agreement between the Company and the Adviser (the “New Advisory Agreement”).  As described in the Proxy Statement, all material terms of the Existing Advisory Agreement and the New Advisory Agreement, including investment advisory fees, will remain unchanged.  The Company’s Board of Directors (the “Board of Directors”), including a majority of “non-interested” directors, as such term is defined under the 1940 Act (the “Non-interested Directors”), has approved the New Advisory Agreement and believes it to be in the best interests of the Company and its stockholders.

In full, the 2014 Annual Meeting of Stockholders is being held for the following purposes:

1.
To vote on the election of the five director nominees named in the attached Proxy Statement and in the proxy card to serve on the Board of Directors for a term of one year or until their respective successors are duly elected and qualified; and

2.
To approve a new Investment Advisory and Administrative Services Agreement between the Company and the Adviser, to take effect upon a proposed change of control of the Adviser in connection with the Transaction; and

3.	To transact such other business as may properly come before the 2014 Annual Meeting of Stockholders (the “Annual Meeting”), or any postponement or adjournment thereof.

Each proposal is discussed in greater detail in the enclosed Proxy Statement.  You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on April [__], 2014.  Whether or not you expect to be present in person at the meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided, or submit your vote by calling toll free at the telephone number indicated on the enclosed proxy card, or submit your vote through the Internet website of our proxy tabulator at www.proxyvote.com, as indicated on the proxy card.  Instructions are shown on the proxy card.  In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

/s/ Frederic M. Schweiger
Frederic M. Schweiger
Corporate Secretary

Greenwood Village, Colorado
April [__], 2014

This is an important meeting.  To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or submit your vote by calling toll free at the telephone number indicated on the enclosed proxy card, or submit your vote through the Internet website of our proxy tabulator at www.proxyvote.com as indicated on the proxy card.  Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q1:	Why did you send me this proxy statement?

A:
The Company sent you this proxy statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”).  The Annual Meeting will be held on June [__], 2014, at 9:00 a.m., Mountain Time, at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.

This proxy statement summarizes the information regarding the matters to be voted upon at the Annual Meeting.  However, you do not need to attend the Annual Meeting to vote your shares.  You may simply complete, sign, and return the enclosed proxy card, or submit your vote by calling toll free at the telephone number indicated on the enclosed proxy card, or vote your shares through the Internet website of our proxy tabulator at www.proxyvote.com, as indicated on the proxy card.

As of April [__], 2014, the date for determining stockholders entitled to vote at the Annual Meeting (the “Record Date”), there were [___] shares of the Company’s common stock outstanding.  If you owned shares of our common stock at the close of business on the Record Date, you are entitled to one vote for each share of common stock you owned as of that date.  The Company began mailing this proxy statement on or about May [__], 2014 to all stockholders entitled to vote their shares at the Annual Meeting.

Q2:	What am I being asked to vote on?

A:	At the Annual Meeting, stockholders of the Company are being against to vote for the following proposals:

1.
To vote on the election of the five director nominees named in the attached Proxy Statement and in the proxy card to serve on the Board of Directors for a term of one year or until their respective successors are duly elected and qualified; and

2.	To approve the New Advisory Agreement between the Company and the Adviser, to take effect upon a proposed change of control of the Adviser in connection with the Transaction; and

3.	To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.

Q3:	What is the quorum requirement for the Annual Meeting?

A:
A quorum of stockholders must be present at the Annual Meeting for any business to be conducted.  The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum.  Abstentions and broker non-votes will be treated as shares present for quorum purposes.  On the Record Date, there were [___] shares outstanding and entitled to vote.  Thus, [___] must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Q4:	What is the Transaction?

A:
Under the Transaction, the Members of the Adviser have agreed to sell 100% of the issued and outstanding equity interests of the Adviser to BDCA Adviser pursuant to a purchase agreement.  As a result, the Adviser will become a wholly-owned subsidiary of BDCA Adviser.  This Transaction will result in a change in control of the Adviser, and as a result, an assignment and subsequent termination of the Existing Advisory Agreement between the Company and the Adviser in accordance with the 1940 Act.  The stockholders of the Company are being asked to vote to approve the New Advisory Agreement between the Company and the Adviser.  As described in the Proxy Statement, all material terms of the Existing Advisory Agreement and the New Advisory Agreement, including the investment advisory fees, will remain unchanged.

Q5:	Why am I being asked to vote on the New Advisory Agreement?

A:
The consummation of the Transaction will terminate the Company’s Existing Advisory Agreement with the Adviser.  Accordingly, stockholders of the Company are being asked to approve the New Advisory Agreement with the Adviser on the same terms and with the same fee structure as are currently in effect under the Existing Advisory Agreement.  The Board of Directors believes that approval of the New Advisory Agreement will provide the benefits to the Company discussed below.  The Board of Directors, including a majority of Non-interested Directors, has approved the New Advisory Agreement and believes it to be in the best interests of the Company and its stockholders.

Q6:	What are the benefits of the Transaction to the Company and its stockholders?

A:
In evaluating the New Advisory Agreement, the Board of Directors reviewed certain materials furnished separately by the Adviser, BDCA Adviser and its affiliates.  The Board of Directors discussed the philosophy of management, performance and expectations, and methods of operations, and considered the following benefits to the Company and its stockholders.

●
The Board of Directors believes that the Company may benefit from the Adviser being part of a larger platform, BDCA Adviser, which is wholly-owned by AR Capital, LLC (“AR Capital”).  BDCA Adviser currently acts as the external investment adviser to Business Development Corporation of America (“BDCA”), a non-traded, closed-end investment company that has elected to be treated as a business development company under the 1940 Act.  BDCA is a specialty finance company which makes debt and equity investments in middle market companies and, as of December 31, 2013, had total assets of $842 million.  Since commencing its initial public offering on January 25, 2011 through December 31, 2013, BDCA has completed equity raises with total gross proceeds of $682 million including the shares purchased by AR Capital, BDCA’s sponsor, and shares issued under BDCA’s distribution reinvestment plan.  AR Capital also directly or indirectly sponsors 12 publicly offered real estate investment trusts (“REITs”).  Since 2008, AR Capital, together with its affiliates, has sponsored approximately $15.9 billion of equity raised through 16 direct participation programs (including BDCA).  The Board of Directors believes the affiliation with AR Capital and BDCA Adviser may create additional potential opportunities for the Company to raise capital, including possibly greater access to the public equity markets.

●
The Board of Directors also believes that, in addition to being part of a larger platform, the Company may benefit from the reputation and experience of BDCA Adviser and AR Capital.  BDCA Adviser has significantly larger investment management and portfolio origination teams.  Following the closing of the Transaction, Peter M. Budko, the Chief Executive Officer of BDCA Adviser, and Robert K. Grunewald, the Chief Investment Officer of BDCA Adviser, each with over 25 years of experience in the financial services industry, will be added to the Adviser’s Investment Committee which will be expanded to five members.  For additional details regarding the composition and operation of the Adviser’s Investment Committee following the closing of the proposed Transaction, see the discussion under Proposal 2 of the Proxy Statement.  The Board of Directors believes the Company may benefit from the Adviser’s access to and relationships with BDCA Adviser’s investment professionals which will provide the Adviser’s current team of four investment professionals with additional resources in origination, analysis and portfolio management.  The Board of Directors also believes that the Adviser’s relationship with BDCA Adviser may expand the universe of investment opportunities for the Adviser to consider in venture capital-backed technology companies seeking equity or debt financing.

●
Messrs. Keating, Rogers and Schweiger, the current members of the Adviser’s Investment Committee, and other employees of the Adviser will continue to manage the day-to-day operations of the Company and will remain employed with the Adviser.  As a result, the Adviser will retain valuable knowledge regarding the Company’s portfolio companies and the investment process, which will allow the Adviser to keep its focus on providing advisory and administrative services to the Company.

●
The Transaction will ensure the Adviser remains well capitalized and is able to attract and retain personnel necessary to provide quality advisory and administrative services to the Company by being a part of a larger platform.

●
The Adviser will be operated separately, but will have access to administrative and back office support from BDCA Adviser, as needed.  In addition, the Adviser will have access to the accounting, financial reporting, valuation, legal and compliance resources of BDCA Adviser’s larger platform, including experienced compliance personnel of BDCA Adviser and its affiliates.  BDCA Adviser and its affiliates may also provide transactional management services (including due diligence, transaction execution, and legal) to augment such functions at the Adviser.

●
Finally, the Board of Directors believes that over the longer term, the Company has the potential to benefit from access to capital by being part of the AR Capital platform, which may potentially result in:

o	An increased capital base which may lead to a possibly lower operating expense ratio;
o	Increased investment size, and the corresponding opportunity to act as a lead investor in more transactions;
o	Increased deal flow as a result of leveraging relationships within the group; and
o	Increased visibility and brand recognition (potentially resulting in increased trading volume, and increased analyst coverage for the Company’s stock).

Q7:	What are the conditions of the Transaction?

A:
The consummation of the Transaction is subject to certain terms and conditions, including, among others:  (i) approval of the New Advisory Agreement by the Company’s stockholders; (ii) the change of the Company’s name to BDCA Venture, Inc.; (iii) the parties to the Transaction obtaining certain regulatory approvals, if required to do so; and (iv) certain senior officers of the Adviser entering into employment agreements with the Adviser, as further discussed herein.  If each of the terms and conditions is satisfied or waived, the parties to the Transaction anticipate that the closing will take place as soon as practicable after the Annual Meeting.

Q8:	How will the Transaction affect the Company’s investment objectives and strategy?

A:
The Company’s investment objectives and strategy will not change as a result of the completion of the Transaction.  The Company’s current investment objective is to maximize capital appreciation.  The Company seeks to accomplish its capital appreciation objective by making investments in the equity and equity-linked securities of later stage, typically venture capital-backed, pre-IPO companies.  However, because the equity and equity-linked securities of pre-IPO companies typically do not pay any current income, the Company also may consider investments in qualified private companies that generate current yield in the form of interest income which can be used to offset some of the Company’s operating expenses.  These investments typically will be in the form of debt instruments providing for the current payment of interest, which may be convertible into equity securities or have separate warrants exercisable for equity securities so that the Company has an opportunity to achieve long-term capital appreciation.  In addition to broadening the Company’s potential sources of return, the Company believes that the ability to generate current yield in the form of interest income on some of its investments may be attractive to its investors.

Q9:	How will the Transaction affect the Company’s recently announced quarterly distribution policy?

A:
There will be no changes to the Company’s distribution policy in 2014.  On February 20, 2014, the Board of Directors adopted a quarterly distribution policy where the Company intends to pay regular quarterly distributions to its stockholders out of assets legally available for distribution.  Under the quarterly distribution policy, the Board of Directors intends to pay regular quarterly distributions to its stockholders based on the Company’s estimated net capital gains for the year.  On February 20, 2014, consistent with applicable tax rules, the Board of Directors also determined that it intends to pay distributions under the quarterly distribution policy in cash or the Company’s common stock at the election of stockholders, subject to a limitation that no more than 25% of the aggregate distribution will be paid in cash with the remainder paid in shares of our common stock.  The Board of Directors declared a regular distribution for the first, second and third quarter of 2014 each in the amount of $0.10 per share.

Q10:	How will the Transaction affect the Company’s capital raising policy contained in the Company’s Annual Report on Form 10-K filed with the SEC on February 24, 2014?

A:
There will be no changes to the Company’s recently announced capital raising policy in 2014. As a business development company, the Company needs the ability to raise additional capital for investment purposes on an ongoing basis.  Accordingly, the Company expects to access the capital markets from time to time in the future to raise cash to fund additional investments.  The Company intends to use the proceeds from these offerings to fund additional investments in portfolio companies consistent with its investment objective.  However, the Company does not intend to raise additional equity capital in 2014 unless and until the Company’s stock price is at or above the net asset value per share.  Capital for additional portfolio company investments will be provided from the Company’s available cash and the proceeds from the sale of existing portfolio company investments.  The Company may borrow additional funds to make investments, to the extent it determines that additional capital would allow it to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if the Board of Directors determines that leveraging the Company’s portfolio would be in the best interests of the Company and its stockholders.

Q11:	How will the Transaction affect me as a stockholder of the Company?

A:
Following the completion of the Transaction, you will still own the same amount and type of shares in the same Company.  The shares of the Company will continue to be listed on Nasdaq, although the ticker symbol would eventually change upon the change in the name of the Company to BDCA Venture, Inc.  The New Advisory Agreement is identical in all material respects to the Existing Advisory Agreement.  The investment advisory fee that the Company pays for investment advisory services will be the same under the New Advisory Agreement.  In addition, BDCA Adviser and the Adviser do not contemplate instituting any fundamental changes to the manner in which the Adviser has operated its businesses with respect to providing advisory and administrative services to the Company.  Upon consummation of the Transaction, the Adviser will expand its Investment Committee to include two additional members, Messrs. Budko and Grunewald, who are also officers of BDCA Adviser.  For additional details, see the discussion under Proposal 2 of the Proxy Statement.

Q12:	Will the Company’s name change?

A:
Yes.  In accordance with the provisions of the Maryland General Corporation Law, the Board of Directors has approved the change in the Company’s name to BDCA Venture, Inc., subject to and effective upon the closing of the Transaction.  Additionally, upon closing of the Transaction, the trademark license agreement between the Company and the Adviser for the Company’s use of the “KEATING” name will terminate.

Q13:	Will the investment advisory fees payable to the Adviser under the New Advisory Agreement increase as a result of the Transaction?

A:
No.  The terms and conditions of the New Investment Advisory Agreement will be identical with respect to all material terms and conditions of the Existing Advisory Agreement, and the investment advisory fees under the New Advisory Agreement will remain the same as the investment advisory fees under the Existing Advisory Agreement.

Q14:	How do the Board of Directors recommend that I vote with respect to the proposal to approve the New Advisory Agreement?

A:
In evaluating the New Advisory Agreement, the Board of Directors reviewed certain materials furnished separately by the Adviser, BDCA Adviser and its affiliates.  The Board of Directors discussed the philosophy of management, performance and expectations, and methods of operations, and believes the Transaction and the New Advisory Agreement are in the best interests of the Company and its stockholders.  Accordingly, after careful consideration, the Board of Directors unanimously recommends that you vote “FOR” the proposal to approve the New Advisory Agreement.

Q15:	Will the Company bear the costs associated with the Transaction?

A:	No. The costs associated with the Transaction will be borne by the Adviser or BDCA Adviser. The Company will continue to bear the costs normally associated with its annual meeting.

Q16:	How do I vote by proxy and how many votes do I have?

A:
If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Annual Meeting, the persons named as proxies on the proxy card will vote the shares in the manner that you specified.  If you sign the proxy card, but do not make specific choices, the shares represented by such proxy will be voted as recommended by the Board.  You may also vote your shares by calling toll free at 1-800-690-6903 or through the Internet website of our proxy tabulator at www.proxyvote.com, as indicated on the proxy card.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone through our proxy tabulator, Broadridge Investor Communication Solutions, Inc. (“Broadridge”), who will coordinate proxy delivery and voting for these banks and brokerage firms.  If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of the Company’s Annual Report on Form 10-K and this Proxy Statement, either by paper or electronically, from our proxy tabulator and will have the opportunity to vote via the Internet or by telephone through our proxy tabulator.

If any other matter is presented, the shares represented by such proxy will be voted in accordance with the best judgment of the person or persons exercising authority conferred by the proxy at the Annual Meeting.

You have one vote for each share of common stock that you own on the Record Date.  The proxy card indicates the number of shares that you owned on the Record Date.

Q17:	What does it mean if I receive more than one proxy card?

A:
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts.  Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Q18:   May I revoke my proxy?

A:
Yes.  You may change your mind after you send in your proxy card or authorize your shares by telephone, through the Internet website of our proxy tabulator at www.proxyvote.com, or at the Annual Meeting by following these procedures.  To revoke your proxy:

●
deliver a written revocation notice prior to 9:00 a.m., Mountain Time, on June [__], 2014 [date of meeting] to our proxy tabulator, Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717;

●
indicate your revocation prior to 9:00 a.m., Mountain Time, on June [__], 2014 [one day prior to meeting date] by calling toll free at 1-800-690-6903 or through the Internet website of Broadridge at www.proxyvote.com;

●
deliver a later-dated proxy to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, Attention:  Proxy Services / Keating Capital that is received prior to 9:00 a.m., Mountain Time, on June [__], 2014 [date of meeting];

●
submit a later-dated proxy by calling toll free at 1-800-690-6903 or through the Internet website of Broadridge at www.proxyvote.com prior to 9:00 a.m., Mountain Time, on June [__], 2014 [one day prior to meeting date]; or

●	vote in person at the Annual Meeting on June [__], 2014.

If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your broker, bank or other nominee in order to revoke your voting instructions.

Q19:	How do I vote in person?

A:
If you plan to attend the Annual Meeting and vote in person, we will give you a proxy card when you arrive.  If your shares are held in the name of your broker, bank, or other nominee, you must bring an account statement or letter from that broker, bank, or nominee.  The account statement or letter must show that you were the direct or indirect beneficial owner of the shares on April [__], 2014, the Record Date for voting.  Alternatively, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Annual Meeting.

Q20:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Stockholders of Record. You are a stockholder of record if at the close of business on the Record Date your shares were registered directly in your name with our transfer agent, DST Systems, Inc.

Beneficial Owner.  You are a beneficial owner if at the close of business on the Record Date your shares were held by a bank, brokerage firm or other nominee and not in your name.  Being a beneficial owner means that your shares are held in “street name.”  As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee how to vote your shares by following the voting instructions your bank, brokerage firm or other nominee provides.  If you do not provide your bank, brokerage firm or other nominee with instructions on how to vote your shares, your bank, brokerage firm or other nominee will be able to vote your shares with respect to some of the proposals, but not all.  Please see “What if I did not specify how my shares are to be voted?” for additional information.

Q21:	What will happen if I do not vote my shares?

A:
Stockholders of Record.  If you are the stockholder of record of your shares and you do not vote by proxy card, via telephone or the Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owners.  If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote.  “Broker non-votes” represent votes that could have been cast on a particular matter by a brokerage firm, as a stockholder of record, but that were not cast because the brokerage firm lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares.  Under the rules of the New York Stock Exchange (“NYSE”), your brokerage firm or other nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1 and 2.

Q22:	What is the vote required for each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstentions and Broker Non-Votes

Proposal 1 – Election of five directors of the Company nominated by the Board and named in this Proxy Statement who will each serve until the 2015 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Affirmative vote of the holders of a plurality of all the votes cast at the Annual Meeting either in person or by proxy (i.e., the director nominees receiving the greatest number of votes cast for each of the director positions being voted upon).
		No	Because the election of a director requires a plurality of the votes cast, abstentions will not be counted as votes cast and will have no effect on the result of the vote.
Proposal 2 – Approval the New Advisory Agreement between the Company and the Adviser, to take effect upon a proposed change of control of the Adviser in connection with the Transaction.	Affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting.*	No
Abstentions will have the effect of a vote against this proposal. Since banks, brokerage firms  or other nominees do not have discretion to vote on Proposal 2, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Annual Meeting and will not be counted as present for purposes of meeting the quorum requirement.

*For purposes of this proposal, consistent with the 1940 Act, “a majority of the outstanding shares of common stock” is the lesser of:  (i) 67% or more of our  common stock present at the Annual Meeting if the holders of more than 50% of our outstanding common stock are present or represented by proxy, or (ii) more than 50% of our outstanding common stock.

Q23:	What if I do not specify how my shares are to be voted?

A:	Stockholders of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted as follows:

●	Proposal 1 - FOR the election of five directors nominated by the Board of Directors and named in this Proxy Statement;

●	Proposal 2 - FOR the approval of the New Advisory Agreement between the Company and the Adviser, to take effect upon a proposed change of control of the Adviser in connection with the Transaction; and

●	In the discretion of the named proxies regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners.  If you are a beneficial owner and you do not provide the bank, brokerage firm or other nominee that holds your shares with voting instructions, the bank, brokerage firm or other nominee will determine if it has the discretionary authority to vote on the particular matter.  Under the NYSE’s rules, banks, brokerage firms and other nominees do not have discretion to vote on non-routine matters such as Proposals 1 and 2.  Accordingly, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your bank, brokerage or other nominee will not vote your shares on Proposals 1 and 2 and your shares will not be counted as present for purposes of meeting the quorum requirement.

Important Change:  NYSE rules no longer permit brokerage firms to vote in the election of directors (Proposal 1) if the holder of record has not received instructions from the beneficial owner.  Accordingly, it is particularly important that beneficial owners instruct their brokerage firms how they wish to vote their shares.

Q24:	What are abstentions and broker non-votes?

A:
An abstention represents action by a stockholder to refrain from voting “for” or “against” a proposal.  “Broker non-votes” represent votes that could have been cast on a particular matter by a brokerage firm, as a stockholder of record, but that were not cast because the brokerage firm (i) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares, or (ii) had discretionary voting authority but nevertheless refrained from voting on the matter.  Since brokerage firms do not have discretion to vote on non-routine matters such as Proposals 1 and 2, if you do not provide voting instructions to your brokerage firm, your shares will not be voted at the Annual Meeting and will not be counted as present for purposes of meeting the quorum requirement.

Q25:	Who is paying for the costs of soliciting these proxies?

A:
Except as noted above, the Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2013.  In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by:  (i) the directors, officers or employees of the Company or by the officers or employees of the Adviser (without special compensation therefor), or (ii) by [__________________], our proxy solicitor, who has also been engaged to solicit proxies on our behalf at an estimated fee of $[_____], plus out-of-pocket expenses.

Q26:	How do I find out the results of the voting at the Annual Meeting?

A:
Preliminary voting results will be announced at the Annual Meeting.  Final voting results will be published in a current report on Form 8-K within four business days from the date of the Annual Meeting.

Q27:	Who should I call if I have any questions?

A:
If you have any questions about the Annual Meeting, voting or your ownership of the Company’s common stock, please call us at (720) 889-0133 or send an e-mail to Margie Blackwell, our Investor Relations Director, at mb@keatinginvestments.com.

KEATING CAPITAL, INC.
5251 DTC Parkway, Suite 1100
Greenwood Village, Colorado 80111
(720) 889-0139
________________

PROXY STATEMENT
2014 Annual Meeting of Stockholders
________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Keating Capital, Inc. (the “Company,” “Keating Capital,” “we,” “us” or “our”) for use at the Company’s 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June [__], 2014, at 9:00 a.m., Mountain Time, at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111, and at any postponements or adjournments thereof.  This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are first being sent to stockholders on or about May [__], 2014.

This Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 are also available on our proxy tabulator’s website at www.proxyvote.com.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares).  If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified.  If you give no instructions on the proxy card, the shares covered by the proxy card will be voted “FOR” the election of the nominees as directors and “FOR” the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone through our proxy tabulator, Broadridge, who coordinates proxy delivery and voting for these banks and brokerage firms.  If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of the Company’s Annual Report on Form 10-K and this Proxy Statement, either by paper or electronically, from Broadridge and will have the opportunity to vote via the Internet or by telephone through Broadridge.

Purpose of Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.
To vote on the election of the five director nominees named in this Proxy Statement and in the proxy card to serve on the Board of Directors until the 2015 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified; and

2.
To approve a new investment advisory and administrative services agreement between the Company and Keating Investments, LLC (the “Adviser”), to take effect upon a proposed change of control of the Adviser in connection with the Transaction, as defined herein; and

3.	To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.

Record Date and Voting Securities

You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on April [__], 2014 (the “Record Date”).  On the Record Date, there were [___] shares of the Company’s common stock outstanding.  Each share of common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted.  The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum.  Abstentions will be treated as shares present for quorum purposes.  Since banks, brokerage firms  or other nominees do not have discretion to vote on non-routine matters such as Proposals 1 and 2, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Annual Meeting and will not be counted as present for purposes of meeting the quorum requirement.

If a quorum is not present at the Annual Meeting, the stockholders who are represented at the Annual Meeting, in person or by proxy, may adjourn the Annual Meeting until a quorum is present.  The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Submitting Voting Instructions for Shares Held Through a Bank, Brokerage Firm or Other Nominee

If you hold your shares through a bank, brokerage firm or other nominee, you must follow the voting instructions you receive from your bank, brokerage firm or other nominee.  If you hold shares through a bank, brokerage firm or other nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting.  If you do not vote in person at the Annual Meeting or submit voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Annual Meeting and will not be counted as present for purposes of meeting the quorum requirement.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone through our proxy tabulator, Broadridge Investor Communication Solutions, Inc. (“Broadridge”), who coordinates proxy delivery and voting for these banks and brokerage firms.  If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of the Company’s Annual Report on Form 10-K and this Proxy Statement, either by paper or electronically, from Broadridge and will have the opportunity to vote via the Internet or by telephone through Broadridge.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of common stock, you may authorize a proxy to vote on your behalf, as described on the enclosed proxy card.  Authorizing your proxy will not limit your right to vote in person at the Annual Meeting.  A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions.  If you authorize a proxy without indicating your voting instructions, the proxy holder will vote your shares according to the Board’s recommendations.  You may return the enclosed proxy card by mail in the enclosed, self-addressed envelope, or you may vote your shares by calling toll free at 1-800-690-6903 or through the Internet website of our proxy tabulator at www.proxyvote.com, as indicated on the proxy card.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy at any time before it is exercised by:

●
delivering a written revocation notice prior to 9:00 a.m., Mountain Time, on June [__], 2014 [meeting date] to our proxy tabulator, Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717;

●
indicating your revocation prior to 9:00 a.m., Mountain Time, on June [__], 2014 [one day prior to meeting date] by calling toll free at 1-800-690-6903 or through the Internet website of Broadridge at www.proxyvote.com;

●	delivering a later-dated proxy to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 that is received prior to 9:00 a.m., Mountain Time, on June [__], 2014 [meeting date];

●
submitting a later-dated proxy by calling toll free at 1-800-690-6903 or through the Internet website of Broadridge at www.proxyvote.com prior to 9:00 a.m., Mountain Time, on June [__], 2014 [one day prior to meeting date]; or

●	voting in person at the Annual Meeting on June [__], 2014.

If you hold shares of common stock through a bank, brokerage firm or other nominee, you must follow the instructions you receive from your bank, brokerage firm or other nominee in order to revoke your voting instructions.  Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the Annual Meeting.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2013.  We have requested that banks, brokerage firms and other nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners.  We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail and electronic mail, proxies may be solicited in person and by telephone or facsimile transmission by the directors, officers or employees of the Company or by the officers or employees of the Adviser (without special compensation therefor).

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised.  Any such notice of revocation should be provided in writing, signed by the stockholder, and be delivered to our proxy tabulator, Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 prior to 9:00 a.m., Mountain Time, on June [__], 2014 [meeting date], or submitted by calling toll free at 1-800-690-6903 or through the Internet website of our proxy tabulator at www.proxyvote.com, prior to 9:00 a.m., Mountain Time, on June [__], 2014 [one day prior to meeting date].

The principal business address of the Adviser is 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.

Preliminary voting results will be announced at the Annual Meeting.  Final voting results will be published in a current report on Form 8-K within four business days from the date of the Annual Meeting.

Vote Required

Election of Directors.  The election of a director requires a plurality of all the votes cast either in person or by proxy at the Annual Meeting (i.e., the director nominees receiving the greatest number of votes cast for each of the director positions being voted upon).  Each share entitled to vote may be voted for as many persons as there are directors to be elected.  However, stockholders may not cumulate their votes.  If you vote “Withhold Authority” with respect to a director nominee, your shares will not be voted with respect to the person indicated.  Because directors are elected by a plurality of all votes cast, abstentions will have no effect on the election of directors.

Important Change: NYSE rules no longer permit brokers to vote in the election of directors if the holder of record has not received instructions from the beneficial owner.  Accordingly, it is particularly important that beneficial owners instruct their banks, brokerage firms or other nominees how they wish to vote their shares.  Your bank, brokerage firm or other nominee will not be able to vote your shares for the election of directors without your specific instructions.

Approval of the New Investment Advisory and Administrative Services Agreement (“New Advisory Agreement”).  Approval of the New Advisory Agreement requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Annual Meeting, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”).  Since the Company’s only voting securities are common stock, consistent with the 1940 Act, the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is required to approve the New Advisory Agreement.  For purposes of approval of the New Advisory Agreement, “a majority of outstanding shares of common stock” is the lesser of:  (i) 67% or more of the shares of common stock present at the Annual Meeting if the holders of more than 50% of the outstanding common stock are present or represented by proxy; or (ii) more than 50% of our shares of common stock.  Abstentions will have the effect of a vote against the New Advisory Agreement.  Since banks, brokerage firms  or other nominees do not have discretion to vote on non-routine matters such as the approval of the New Advisory Agreement, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Annual Meeting and will not be counted as present for purposes of meeting the quorum requirement.

Additional Solicitation.  If there are not enough votes to elect the director nominees or to approve the New Advisory Agreement, the stockholders who are represented at the Annual Meeting, in person or by proxy, may adjourn the Annual Meeting to permit the further solicitation of proxies.  The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a stockholder vote may be taken on the election of directors or to approve the New Advisory Agreement prior to any such adjournment if there are sufficient votes for approval of such election of directors or the New Advisory Agreement.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, no person is deemed to “control” the Company, as such term is defined in the 1940 Act.  The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities.  Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.

As of the Record Date, we did not have any outstanding shares of preferred stock, any outstanding securities which are convertible into our common stock or any outstanding options or warrants to acquire our common stock.  Unless otherwise indicated, the Company believes that each beneficial owner set forth in the following table has sole voting and investment power and has the same address as the Company.  Our address is 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.

Name of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors
Timothy J. Keating	98,000	1.03%
Frederic M. Schweiger	26,700	0.28%

Independent Directors
Brian P. Alleman	0	-
Laurence W. Berger	26,952	0.28%
J. Taylor Simonton	13,000	0.14%
Robert T. Cassato**	0	-
Leslie D. Michelson**	0	-

Executive Officers
Kyle L. Rogers	8,096	*

Executive officers and directors as a group	172,748	1.81%

*	Represents less than 0.1%.
**	Nominated for election to the Board of Directors at the Annual Meeting.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)
(2)	Based on a total of 9,548,902 shares of the Company’s common stock issued and outstanding as of April 11, 2014. [To be updated as of the Record Date.]

The following table sets forth, as of April 11, 2014 [to be updated as of the Record Date], the dollar range of our equity securities that is beneficially owned by each of our executive officers and directors.  We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors
Timothy J. Keating	$500,001-$1,000,000
Frederic M. Schweiger	$100,001-$500,000

Independent Directors
Brian P. Alleman	None
Laurence W. Berger	$100,001-$500,000
J. Taylor Simonton	$50,001-$100,000
Robert T. Cassato*	None
Leslie D. Michelson*	None

Executive Officers who are not Directors
Kyle L. Rogers	$10,001-$50,000

*	Nominated for election to the Board of Directors at the Annual Meeting.
(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)
The dollar range of equity securities beneficially owned by our directors and executive officers is based on the closing price of $5.91 per share of our common stock as of April 11, 2014. [To be updated as of the Record Date.]

(3)	The dollar ranges of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Selection of Independent Registered Public Accounting Firm

The Audit Committee and the independent directors of the Board of Directors have selected Grant Thornton LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2014.

Grant Thornton LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.

	Fiscal Year Ended December 31, 2013	Fiscal Year Ended December 31, 2012
Audit Fees	$204,000	$204,000
Audit-Related Fees	22,500	50,500
Tax Fees	8,190	10,868
All Other Fees	-	-
Total Fees	$234,690	$301,368

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee is currently comprised of Messrs. Simonton, Alleman and Berger.

Management is responsible for the Company’s internal controls and the financial reporting process.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States.  The Audit Committee’s responsibility is to monitor and oversee these processes.  The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy.  The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Grant Thornton LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted.  Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee.  However, the Audit Committee may delegate pre-approval authority to one or more of its members.  The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management. The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements.  Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm. The Audit Committee has discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm, matters required to be discussed by Auditing Standards No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.  The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the auditors the auditors’ independence.  The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

Conclusion. Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.  The Audit Committee also recommended the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

Respectfully Submitted

The Audit Committee

/s/ J. Taylor Simonton
J. Taylor Simonton

/s/ Brian P. Alleman
Brian P. Alleman

/s/ Laurence W. Berger
Laurence W. Berger

PROPOSAL 1
ELECTION OF DIRECTORS

Pursuant to the Company’s Bylaws, as amended, the number of directors may be established, increased or decreased from time to time by the Board of Directors, but will never be less than one, nor more than nine.  The number of directors is currently set at five.

The Company’s Articles of Incorporation, as amended (“Charter”), requires that all directors stand for election annually at the Company’s Annual Meeting.  Accordingly, each of the Company’s  directors holds office for the term of one year or until his successor is duly elected and qualified.

Three of the five Company’s current directors, Timothy J. Keating, Laurence W. Berger and J. Taylor Simonton, have been nominated for election for one year term expiring in 2015. None of Messrs. Keating, Berger or Simonton is being proposed for election pursuant to any agreement or understanding between them and the Company.

Two of the five Company’s current directors, Frederic M. Schweiger and Brian P. Alleman, are not standing for re-election to the Board of Directors at the Annual Meeting.  The decisions by Messrs. Schweiger and Alleman to not stand for re-election to the Board of Directors at the Annual Meeting were not the result of any disagreement with the Company on any matters relating to the Company's operations, policies or practices.

As a result of the Transaction, as discussed in more detail below, at least 75% of the Company’s Board of Directors must be comprised of “non-interested” directors, as such term is defined under the 1940 Act.  Accordingly, the Nominating Committee determined to nominate two new directors that would be considered “non-interested” to satisfy the 75% non-interested director requirement. The five director nominees named below, if elected by the Company’s stockholders at the Annual Meeting, will satisfy the 75% non-interested director requirement.

Messrs. Schweiger and Alleman will each continue to serve on the Board of Directors until his successor is duly elected and qualified.  Mr. Alleman continue to serve as a member of the Company’s Audit and Nominating Committees and as the chairman of the Valuation Committee until such time as he is no longer a director of the Company.

Two new Non-interested Directors, Leslie D. Michelson and Robert T. Cassato, have each been nominated for election for a one year term expiring in 2015.  Neither Mr. Michelson or Mr. Cassato is being proposed for election pursuant to any agreement or understanding between them and the Company.

A stockholder can vote for or withhold his vote from one or more of the director nominees.  In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the director nominees named below.  If a nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that the persons named in this Proxy Statement will be unable or unwilling to serve.

The election of a director requires a plurality of all the votes cast either in person or by proxy at the Annual Meeting (i.e., the director nominees receiving the greatest number of votes cast for each of the director positions being voted upon).  Each share entitled to vote may be voted for as many persons as there are directors to be elected.  However, stockholders may not cumulate their votes.  If you vote “Withhold Authority” with respect to a director nominee, your shares will not be voted with respect to the person indicated.  Because directors are elected by a plurality of all votes cast, abstentions and broker non-votes will have no effect of the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION
OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

Nominees for Director

Information about the Nominees and Directors

The Board of Directors has identified certain desired attributes for director nominees.  Each of the nominees has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to the Company’s  management.  Each of the nominees has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole.  Each of the nominees has been selected such that the Board of Directors represents a diversity of backgrounds and experience.  Set forth below is biographical information of each of the nominees, including a discussion of such person’s particular experience, qualifications, attributes or skills that lead us to conclude that such individual should serve as a director of the Company, in light of the Company's business and structure.

Certain information, as of the Record Date, with respect to the nominees for election at the Annual Meeting, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company.

The business address of each of the nominees listed below is 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.

Interested Director Nominee

Mr. Keating is an “interested person” of the Company, as such term is defined in the 1940 Act, due to his position as President and Chief Executive Officer of the Company and as President, Managing Member and principal owner of the Adviser.

Name and Year First Elected Director	Age	Background Information
Timothy J. Keating (2008)	51
Mr. Keating has served as President, Chief Executive Officer and Chairman of the Board of Directors of Keating Capital since its inception in 2008.  Mr. Keating also is the founder and principal of, and has served as President, Managing Member and principal owner of the Adviser, an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”), since it was founded in 1997.  Mr. Keating has also served as a member of the Investment Committee of the Adviser since 2008.  Mr. Keating previously served as the President of Keating Securities, LLC, formerly a wholly owned subsidiary of the Adviser and a Financial Industry Regulatory Authority, Inc. (“FINRA”) registered broker-dealer, from August 1999 to August 2008.  Prior to founding the Adviser, Mr. Keating was a proprietary arbitrage trader and also head of the European Equity Trading Department at Bear Stearns International Limited (London) from 1994 to 1997.  From 1990 to 1994, Mr. Keating founded and ran the European Equity Derivative Products Department for Nomura International Plc in London.  Mr. Keating began his career at Kidder, Peabody & Co., Inc. where he was active in the Financial Futures Department in both New York and London.  Mr. Keating is a 1985 cum laude graduate of Harvard College with an A.B. in economics.  Mr. Keating’s intimate knowledge of the business and operations of the Adviser, 29 years’ experience in multiple areas of the financial industry as well as the management of various investment funds in particular, provides valuable insight to the Board of Directors and also positions Mr. Keating to continue to serve as the Chairman of our Board of Directors.

Independent Director Nominees

Messrs. Berger, Cassato, Michelson and Simonton are not “interested persons” of the Company, as such term is defined in the 1940 Act.

Name and Year First Elected Director	Age	Background Information
Laurence W. Berger (2011)	71
Mr. Berger is a Senior Advisor with McKinsey & Company’s Asian Financial Institutions Group, serving as a business strategy consultant for banks and major financial institutions in East Asia for the past 16 years.  Mr. Berger’s consultancy engagements have included the development and implementation of investment strategy, capital markets strategy, organizational and corporate governance initiatives, loan rehabilitation and risk management, front-line sales improvement, growth and merger and acquisition strategy for central and commercial banks, government agencies, monetary authorities, and several other types of institutions across the Asia-Pacific region.  Previously, Mr. Berger held senior management positions at Kidder, Peabody & Co. from January 1987 to December 1989 and Bank of America from July 1985 to December 1986, where he built and managed a number of financial services businesses.  From June 1970 to July 1985, Mr. Berger served as a Managing Director at J.P. Morgan, with a variety of management responsibilities at the bank’s New York, Tokyo and Seoul offices.  Mr. Berger completed his undergraduate studies at Claremont McKenna College, where he earned an honors degree in Political Science and International Relations, and earned a M.B.A. at the University of California Berkeley with a dual major in Corporate Finance and International Finance.  Mr. Berger is qualified to serve on our Board of Directors because of his nearly 40 years’ experience working at and advising some of the largest financial institutions in the world.  Additionally, Mr. Berger has worked and lived outside of the U.S. for a significant portion of his career and brings an extensive network and understanding of international companies, markets and cultures to our Board of Directors.

Robert T. Cassato	63
Mr. Cassato served as Chairman of John Hancock Wood-Logan from 2010 to 2012.  During this same period he also served as senior advisor to Manulife Financial Corporation’s Chief Operating Officer, John D. DesPrez III, on global distribution strategy.  Mr. Cassato previously served as President and Chief Executive Officer of John Hancock Wood-Logan, and was a Member of the Executive Committees of John Hancock Financial Services Inc. and Manulife Financial Corporation, from 1999 to 2010.  He played a key role in helping Manulife Financial  Corporation develop its overall distribution strategy in the U.S.  Mr. Cassato served as an Executive Vice President of Distribution at Wood Logan Associates from 1994 to 1999 and as a National Sales Manager at Wood Logan Associates from 1990 to 1994. Mr. Cassato served as Executive Vice President and National Sales Manager of the Integrated Capital Services division of Integrated Resources from 1983 to 1989.  He is a Graduate of Loyola University and holds an M.B.A. from DePaul University.  Mr. Cassato is qualified to serve on our Board of Directors because of his extensive career and experience working at and advising large financial institutions and companies.

Leslie D. Michelson	63
Mr. Leslie D. Michelson, J.D. has served as the Chairman and Chief Executive Officer of Private Health Management, Inc. since April 2007.  Mr. Michelson has served as an independent director of American Realty Capital Properties, Inc. (Nasdaq: ARCP) since October 2012, an independent director of Business Development Corporation of America since January 2011, an independent director of American Realty Capital Realty Finance Trust since January 2013, an independent director of American Realty Capital Healthcare Trust, Inc. since January 2011, each of which entities is or was affiliated with or sponsored by AR Capital.  Mr. Michelson has served as a director of ALS Therapy Development Institute since June 2004, where he has also served as the Vice Chairman since 2011.  Mr. Michelson previously served as an independent director of American Realty Capital Trust from January 2008 to July 2013, an independent director of American Realty Capital New York Recovery REIT, Inc.  from October 2009 to August 2011, an independent director of American Realty Capital Daily Net Asset Value Trust from August 2011 to February 2012, and an independent director of American Realty Capital Retail Centers of America from March 2012 to October 2012, each of which entities are or were affiliated with or sponsored by AR Capital.  Mr. Michelson also previously served as an independent director of Landmark Imaging Medical Group, Inc. from 2007 to 2010, Highlands Acquisition Corp. from 2007 to 2009, and Nastech Pharmaceutical Company, Inc. from 2007 to 2009.  He previously served as the Vice Chairman and Chief Executive Officer of the Prostate Cancer Foundation from 2002 to 2006 and served as a director from 2002 to 2013.  Mr. Michelson previously served as an independent director of Catellus Development Corp from 1997 to 2004, where he also held positions as the Chair of the Audit and Compensation Committees.  From March 2000 to August 2001, Mr. Michelson served as the Chief Executive Officer and Director of Acurian, Inc.  Mr. Michelson served as an Advisor at Saybrook Capital, LLC, from 1999 to March 2000.  Mr. Michelson served as the Chairman and Co-Chief Executive Officer of Protocare, Inc. from June 1998 to February 1999 and the Chairman and Chief Executive Officer of Value Health Sciences, Inc. from 1988 to 1998.  Mr. Michelson served as a director of G&L Realty Corp. from 1995 to 2001. He served as a Special Assistant to the General Counsel of the United States Department of Health and Human Services, from 1979 to 1981.  Mr. Michelson received a J.D. from Yale Law School in 1976 and a B.A. degree in Social and Behavioral Sciences from Johns Hopkins University in 1973.  Mr. Michelson’s more than 20 years of experience as a founder, chief executive officer, investor, advisor and/or director for a portfolio of entrepreneurial health care, technology and real estate companies, benefits our Board of Directors.

J. Taylor Simonton (2008)	69
Mr. Simonton spent 35 years at PwC LLP, including 23 years as a partner in the firm’s Assurance Services, before retiring in 2001.  Mr. Simonton was a partner for seven years in PwC’s National Professional Services Group, which handles the firm’s auditing and accounting standards, SEC, corporate governance, risk management and quality matters.  In October 2013, he was elected an independent director, chair of the Audit Committee and member of the Nominating and Governance Committees of Escalera Resources Co. (Nasdaq:  ESCR), a natural gas exploration and development company.  From October 2008 to January 2014, Mr. Simonton served as an independent director and chair of the Audit Committee of Zynex, Inc. (Over-the-Counter:  ZYXI), a company that primarily engineers, manufactures, markets and sells its own design of electrotherapy medical devices used for pain management and rehabilitation.  Mr. Simonton served as a director from September 2005 to May 2013 of Red Robin Gourmet Burgers, Inc. (Nasdaq:  RRGB), a casual dining restaurant chain operator serving high quality gourmet burgers, where he was a member of the Audit Committee, of which he was chair from October 2005 until June 2009, and a member of the Nominating and Governance Committee.  From January 2003 to February 2007, he also served as a director and the chair of the Audit Committee of Fischer Imaging Corporation, a public company that designed, manufactured and marketed medical imaging systems.  Mr. Simonton is a Director, Past Chair and Past President of the Colorado Chapter of the National Association of Corporate Directors (NACD) and is a NACD Board Leadership Fellow.  Mr. Simonton received a B.S. in Accounting from the University of Tennessee in 1966 and is a Certified Public Accountant.  Mr. Simonton’s extensive accounting, SEC reporting and corporate governance experience, as well as his comprehensive experience on the board of directors of other public companies, benefits the Board of Directors.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.  Certain of our executive officers may from time to time serve as directors of, or on the board of managers of, certain of our portfolio companies.

Name	Age	Background Information
Kyle L. Rogers	37	Mr. Rogers has served as Chief Investment Officer of Keating Capital since September 2010, and previously served as Chief Operating Officer and Secretary of Keating Capital from its inception in 2008 until September 2010. Mr. Rogers became the Chief Investment Officer of the Adviser in April 2010. Mr. Rogers was the Chief Operating Officer of the Adviser from October 2001 to April 2010. Mr. Rogers has also served as a member of the Investment Committee of the Adviser since 2008. In January 2006, Mr. Rogers became a member of the Adviser. Mr. Rogers also previously served as the Chief Compliance Officer of the Adviser and Keating Securities, LLC, formerly a wholly owned subsidiary of the Adviser and a FINRA registered broker-dealer, from January 2004 until January 2007. Since joining the Adviser, Mr. Rogers has been involved in evaluating, negotiating and structuring investments in micro- and small-cap companies, and assisting them in obtaining public company status. Prior to joining the Adviser, Mr. Rogers was a financial analyst in the Private Wealth Management and Fixed Income Currency & Commodities divisions at Goldman Sachs from July 1999 to September 2001. Mr. Rogers is a CFA Charter holder. Mr. Rogers is a 1999 graduate of Dartmouth College with a B.A. degree in government.

Frederic M. Schweiger	54
Mr. Schweiger has served as Chief Operating Officer, Chief Compliance Officer and Secretary of Keating Capital since September 2010 and was appointed to serve as the Chief Financial Officer and Treasurer of Keating Capital effective February 20, 2013.  Mr. Schweiger currently serves as a director of Keating Capital. Since March 2010, Mr. Schweiger has been a principal of and an investment professional at, and a member of the Investment Committee of, the Adviser.  Mr. Schweiger became a member of the Adviser in March 2010 and became the Chief Operating Officer of the Adviser in April 2010.  Mr. Schweiger was appointed to serve as the Chief Financial Officer and Chief Compliance Officer of the Adviser in February 2013 and September 2010, respectively.  From 1999 to March 2010, Mr. Schweiger had been the sole stockholder and President of Garisch Financial, Inc., a firm providing business and financial consulting services to private companies, including private operating companies interested in raising private or public financing as part of a going public strategy.  Mr. Schweiger was also a consultant to and registered representative of Keating Securities, LLC, formerly a wholly owned subsidiary of the Adviser, from January 2004 through July 2006.  Prior to founding Garisch Financial, Inc., from 1993 to 1999, Mr. Schweiger served in various officer positions, including Executive Vice President, Chief Financial Officer and General Counsel, with Old World Industries, Inc., a privately-held automotive products and industrial chemicals manufacturer and marketer based in Northbrook, Illinois.  From 1991 through 1993, Mr. Schweiger was General Counsel and Chief Acquisition Officer for The Boucher Group, Inc., a multi-location automotive dealership group headquartered in Milwaukee, Wisconsin, where he was responsible for dealership acquisitions, corporate and legal matters.  Mr. Schweiger began his career as a corporate and mergers and acquisitions attorney.  Mr. Schweiger is a 1987 graduate of New York University with a Master of Laws in Taxation, a 1985 magna cum laude graduate of Marquette University Law School with a J.D., and a 1982 magna cum laude graduate of the University of Notre Dame with a B.B.A. in accounting.

Corporate Governance

Director Independence

Our Board of Directors annually determines each director’s independence.  We do not consider a director independent unless the Board of Directors has determined that he has no material relationship with us.  We intend to monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and update periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the Nasdaq Stock Market.  Rule 4200(a)(15)(G) provides that a director of a business development company shall be considered to be independent if he is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Timothy J. Keating, as a result of his position as the Company’s President and Chief Executive Officer and as the President, Managing Member and principal owner of the Adviser.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company.  Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under the Company's Bylaws, our Board of Directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board.  We do not have a fixed policy as to whether the Chairman of the Board should be an independent director and believe that our flexibility to select our Chairman and reorganize our leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. Keating serves as the chairman of our Board of Directors.  Mr. Keating is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is the managing member of our investment adviser.  We believe that Mr. Keating’s history with the Company and 29 years’ experience in the management various investment funds qualifies him to serve as the Chairman of our Board of Directors.  Moreover, we believe that the Company is best served through its existing leadership structure with Mr. Keating as Chairman of our Board of Directors, as Mr. Keating’s relationship with the Company's investment adviser provides an effective bridge between the Board of Directors and our investment adviser thus ensuring an open dialogue between the Board of Directors and our investment adviser and that both groups act with a common purpose.  Mr. Simonton currently serves as the lead independent director of our Board of Directors.  The lead independent director, among other things, chairs executive sessions of the independent directors, serves as a spokesman for the independent directors, assists in establishing the agendas for our Board meetings, and serves as a liaison between the independent directors and our management.

The Board of Directors currently combines the role of Chairman of the Board with the role of Chief Executive Officer, coupled with a lead independent director position to further strengthen the governance structure.  The Board of Directors believes this provides an efficient and effective leadership model for the Company.  Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy.  No single leadership model is right for all companies at all times.  The Board of Directors recognizes that depending on the circumstances, other leadership models, such as a separate independent Chairman of the Board, might be appropriate.  We believe that Board leadership structures must be evaluated on a case-by-case basis and that our existing Board leadership structure is appropriate.  However, we continually re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company's needs.

Board’s Role in Risk Oversight

While risk management is primarily the responsibility of the Company’s management team, the Board is responsible for the overall supervision of the Company’s risk management activities.  The Board’s oversight of the material risks faced by the Company occurs at both the full Board level and at the committee level.  Our Board of Directors performs its risk oversight function primarily through:  (i) its Audit Committee and Valuation Committee, which report to the entire Board of Directors; and (ii) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.

As described below in more detail under the section entitled “Committees of the Board of Directors,” the Audit Committee and the Valuation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities.  The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and the audits of the Company’s financial statements.  The Valuation Committee’s risk oversight responsibilities include reviewing preliminary portfolio company valuations prepared by the Company’s investment adviser and making recommendations to our Board of Directors regarding the valuation of each investment in the Company’s portfolio other than unrestricted securities in publicly traded portfolio companies.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer.  Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers.  The Chief Compliance Officer's report, which is reviewed by our Board of Directors, addresses at a minimum:  (i) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company's compliance activities and risks.  In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

We believe that our Board's role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company.  Specifically, as a business development company, we must comply with certain regulatory requirements that control the levels of risk in our business and operations.  For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets,” and we are not generally permitted to invest in any portfolio company in which the Adviser or any of its affiliates currently has an investment.  In addition, during 2013, we satisfied the requirements to qualify as a regulated investment company (“RIC”) and intend to be treated as a RIC under Subchapter M of the Code for our 2013 taxable year.  As a RIC we must, among other things, meet certain income source and asset diversification requirements.

Management provides regular updates to the Board regarding the management of the risks they oversee at each regular meeting of the Board.  We believe that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that our existing Board of Director’s role in risk oversight is appropriate.  However, we continually re-examine the manners in which the Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet the Company's needs.

Committees of the Board of Directors

Our Board of Directors has established the Audit Committee, the Valuation Committee and the Nominating Committee.  The Compensation Committee was established by our Board of Directors on April 10, 2014.  During 2013, our Board of Directors held nine Board meetings, four Audit Committee meetings, four Valuation Committee meetings, and one Nominating Committee meeting.  All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served.  We require each director to make a diligent effort to attend all Board and committee meetings and each annual meeting of stockholders.  Our lead director, Mr. Simonton, attended our 2013 annual meeting of stockholders.

The table below provides current membership and chairmanship information for each standing Board committee as of the Record Date.

Name	Audit Committee	Valuation Committee	Compensation Committee	Nominating Committee
Timothy J. Keating	-	-	-	-
Frederic M. Schweiger	-	-	-	-
Brian P. Alleman	Member	Chairman	Member	Member
Laurence W. Berger	Member	Member	Chairman	Member
J. Taylor Simonton	Chairman	Member	Member	Chairman

Audit Committee

The Audit Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.  The charter sets forth the responsibilities of the Audit Committee.  The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm; evaluating the appointment, compensation and retention of our registered public accounting firm; receiving formal written statements from our independent registered public accounting firm regarding its independence, including a delineation of all relationships between it and the Company; reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements; pre-approving the fees for services performed; reviewing with the independent registered public accounting firm the adequacy of internal control systems; reviewing our annual financial statements and periodic filings, and receiving our audit reports and financial statements.  In addition, the Audit Committee’s responsibilities include considering the effect on the Company of any changes in accounting principles or practices proposed by management or the independent registered public accounting firm, any changes in service providers, such as the accountants, that could impact the Company's internal control over financial reporting, and any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that required special accounting activities, services or resources.  The Audit Committee is presently comprised of three persons: Messrs. Simonton, Alleman and Berger.  Each member of the Audit Committee is considered independent under the rules promulgated by the Nasdaq Stock Market.  Our Board of Directors has determined that Mr. Simonton is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act.  Messrs.  Simonton, Alleman and Berger meet the current independence requirements of Rule 10A-3 of the Exchange Act and, in addition, are not “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act.  Mr. Simonton currently serves as Chairman of the Audit Committee.  The Audit Committee met on four occasions during 2013.

Valuation Committee

The Valuation Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.  The charter sets forth the responsibilities of the Valuation Committee.  The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments.  The Valuation Committee is responsible for aiding our Board of Directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market quotations are not readily available.  The Board of Directors and the Valuation Committee may utilize the services of third-party valuation firms to help determine the fair value of these securities.  However, the Company has not engaged any third-party valuation firms to conduct portfolio company valuation reviews since the first quarter of 2013.  The Valuation Committee is presently comprised of three persons:  Messrs. Alleman, Berger and Simonton.  Although the Valuation Committee charter only requires that at least two members not be “interested persons,” our Board of Directors determined that the current composition of the Valuation Committee, comprised of each of the Company’s Non-interested Directors is in the best interests of the Company and its stockholders based on the number of portfolio company investments currently held by us.  Mr. Alleman currently serves as Chairman of the Valuation Committee.  The Valuation Committee met on four occasions during 2013.

Nominating Committee

The Nominating Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.  The charter sets forth the responsibilities of the Nominating Committee.  The Nominating Committee’s responsibilities include identifying individuals qualified to serve on the Board as directors and on committees of the Board, recommending that the Board select the Board nominees for the next annual meeting of stockholders, establishing procedures for evaluating the suitability of potential director nominees consistent with the criteria approved by the Board, reviewing the suitability for continued service as a director when his or her term expires and at such other times as the Nominating Committee deems necessary or appropriate, and recommending whether or not the director should be re-nominated, reviewing the membership of the Board and its committees and recommending changes, if any, to the Board to ensure that the number of independent directors serving on the Board satisfies the requirements of the Securities and Exchange Commission and the Nasdaq Capital Market, establishing a policy under which stockholders of the Company may recommend a candidate to the Nominating Committee for consideration for nomination as a director, and recommending to the Board or to the appropriate committee thereto processes for annual evaluations of the performance of the Board, the Chairman of the Board and the Chief Executive Officer of the Company, and its standing committees.  The Nominating Committee currently does not consider nominees recommended by our stockholders.

The Nominating Committee is presently comprised of three persons:  Messrs. Alleman, Berger and Simonton.  Each member of the Nominating Committee is considered independent under the rules promulgated by the Nasdaq Stock Market.  Mr. Simonton serves as Chairman of the Nominating Committee.  The Nominating Committee met on one occasion during 2013.  In evaluating director nominees, the Nominating Committee will generally consider the following factors:

●	the appropriate size and composition of our Board of Directors;

●	whether or not the person is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act;

●	the needs of the Company with respect to the particular talents and experience of its directors;

●	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;

●	familiarity with national and international business matters;

●	experience with accounting rules and practices;

●	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

●	all applicable laws, rules, regulations and listing standards, if applicable.

The goal of the Nominating Committee is to assemble a Board of Directors that brings to the Company a diversity of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it may deem are in the best interests of the Company and its stockholders.  The Nominating Committee and the Board of Directors also believe it is appropriate for certain key members of our management to participate as members of the Board of Directors.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service.  Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective.  If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria above.  Research may also be performed to identify qualified individuals.  To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, nor do we anticipate doing so in the future.

The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees.  In determining whether to recommend a director nominee, the Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole.  The Nominating Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees.  The Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating Committee’s goal of creating a Board of Directors that best serves the needs of the Company and the interest of its stockholders.

Compensation Committee

The Compensation Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is available on the Company’s website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111. The Compensation Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Compensation Committee.  Currently none of the Company’s executive officers are directly compensated by the Company.  However, the Company reimburses the Adviser for the allocable portion of overhead and other expenses incurred by the Adviser in performing its obligations under the Existing Advisory Agreement, including an allocable share of the compensation of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staff.  The Compensation Committee will review the compensation of the Adviser in conjunction with the annual renewal of the Existing Advisory Agreement.  The Compensation Committee consists of Laurence W. Berger, Chairman, Brian A. Alleman and J. Taylor Simonton, all of whom are considered independent for purposes of the 1940 Act and the Nasdaq Stock Market.  The Compensation Committee was established on April 10, 2014 and held its first meeting on April 10, 2014.

Communication with the Board of Directors

Stockholders with questions about Keating Capital are encouraged to contact our Investor Relations department.  However, if a stockholder believes that his questions have not been addressed, he may communicate with the Company’s Board of Directors by sending their communications to Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.  All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

●	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●	full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by us;

●	compliance with applicable governmental laws, rules and regulations;

●	the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

●	accountability for adherence to the code.

Our Board of Directors has adopted a corporate code of ethics that applies to our executive officers, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.  We intend to disclose any amendments to, or waivers from a required provision of, our corporate code of ethics in a current report on Form 8-K.

Executive and Director Compensation
Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Timothy J. Keating	–	–	–
Frederic M. Schweiger	–	–	–

Independent Directors
J. Taylor Simonton	$45,000	–	$45,000
Brian P. Alleman	$40,000	–	$40,000
Laurence W. Berger	$27,500	–	$27,500

Former Independent Directors
Andrew S. Miller*	$17,500	–	$17,500

*	Mr. Miller resigned from the Board of Directors effective as of June 10, 2013.
(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

We currently pay our independent directors an annual fee of $25,000, payable quarterly in advance, covering any regular or special meetings of the Board or any committee thereof attended in person, any telephonic meeting of the Board or any committee thereof in which the director participated, any non-meeting consultations with the Company’s management, and any other services provided by them as a director (other than services as the Chairman of the Company’s Audit Committee and Valuation Committee or as the lead independent director).

We also pay our lead independent director, as designated from time to time by our Board of Directors, an additional annual fee of $5,000, payable quarterly in advance.  Mr. Simonton is presently designated as our lead independent director.

We currently pay our Audit Committee Chairman, currently Mr. Simonton, an annual fee of $10,000, payable quarterly in advance, for his services as our Audit Committee Chairman.

We currently pay our Valuation Committee Chairman, currently Mr. Alleman, an annual fee of $10,000, payable quarterly in advance, for his services as our Valuation Committee Chairman.

We also reimburse directors for out-of-pocket expenses incurred in attending Board and committee meetings and undertaking certain matters on our behalf.

Interested directors do not receive separate fees for their services as directors.

Under the Maryland General Corporation Law and pursuant to our amended and restated charter and bylaws, we may indemnify our officers and directors for various expenses and damages resulting from their acting in these capacities.  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our officers and directors pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act, and is therefore unenforceable.

We have entered into indemnification agreements with our directors and executive officers.  The indemnification agreements are intended to provide our directors the maximum indemnification permitted under the Maryland General Corporation Law and the 1940 Act, unless otherwise limited by our amended and restated charter and bylaws.  Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding.  The indemnification agreements also require us to procure liability insurance coverage for our officers and directors.  In addition, each indemnification agreement further provides that the applicable provisions of our amended and restated charter and bylaws regarding indemnification shall control in the event of any conflict with any provisions of such indemnification agreements.

We may secure insurance on behalf of any person who is or was or has agreed to become a director or officer of the Company for any liability arising out of his actions, regardless of whether the Maryland General Corporation Law would permit indemnification.  We have obtained liability insurance for our officers and directors.

Under the Existing Advisory Agreement, absent the willful misfeasance, bad faith or gross negligence of our investment adviser or the investment adviser’s reckless disregard of its duties and obligations, we have also agreed to indemnify our investment adviser (including its officers, managers, agents, employees and members) for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of our investment adviser’s performance of its duties and obligations under the Existing Advisory Agreement or otherwise as our investment adviser, except to the extent specified in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We have entered into Existing Advisory Agreement, pursuant to which the Adviser has agreed to serve as our investment adviser and to furnish us with certain administrative services necessary to conduct our day-to-day operations.  This agreement is terminable by either party upon proper notice.  We pay the Adviser a fee for its investment advisory services under the Existing Advisory Agreement consisting of two components:  (i) a base management fee, and (ii) an incentive fee.  We also reimburse the Adviser for our allocable portion of overhead and other administrative expenses incurred by it in performing its administrative obligations under the Existing Advisory Agreement, including an allocable portion of the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff.

Our officers do not receive any compensation directly from us.  However, the principals and officers of the investment adviser who also serve as the Company’s officers receive compensation from, or may have financial interests in, the investment adviser, which may be funded by or economically related to the investment advisory fees paid by us to the investment adviser under to the Existing Advisory Agreement.

Since February 20, 2013, Mr. Schweiger has served as our Chief Financial Officer and Chief Compliance Officer.  The compensation of our Chief Financial Officer and our Chief Compliance Officer is paid by the Adviser, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to us.  For the years ended December 31, 2013, 2012 and 2011, we reimbursed the Adviser $528,970, $524,540 and $352,389, respectively, for the allocable portion of compensation expenses incurred by the Adviser on our behalf for our Chief Financial Officer, Chief Compliance Officer and other support personnel, pursuant to the Existing Advisory Agreement with the Adviser.  Our expense allocation ratio is not fixed, and is therefore subject to fluctuation from period to period.  In particular, the allocation ratio with respect to compensation of our Chief Financial Officer and Chief Compliance Officer is dependent upon the amount of time he devotes to matters on behalf of us and the Adviser, respectively.

Certain Relationships and Related Transactions

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company.  For example, the Company has a code of conduct that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company.  Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the Chairman of the Board of Directors or the Chairman of the Audit Committee of the Board of Directors and are publicly disclosed as required by applicable law and regulations.  In addition, the Audit Committee of the Board of Directors is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

Transactions with Management and Others

We have entered into the Existing Advisory Agreement with the Adviser.  Mr. Keating, our President, Chief Executive Officer and Chairman of the Board of Directors, is the Managing Member, the principal owner and an executive officer of the Adviser.  Mr. Rogers, our Chief Investment Officer, and Mr. Schweiger, our Chief Financial Officer, Chief Operating Officer, Chief Compliance Officer, Treasurer and Secretary, are also each an executive officer and member of the Adviser.  We have also entered into a license agreement with the Adviser, pursuant to which the Adviser has granted us a non-exclusive, royalty-free license to use the name “Keating Capital.”

Pursuant to the terms of the Existing Advisory Agreement, we pay the Adviser a fee for its investment advisory services consisting of two components:   a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2% of our gross assets.  The base management fee is payable monthly in arrears, and is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and adjusted for any equity capital raises or repurchases during the current calendar quarter.  Total base management fees incurred for the years ended December 31, 2013, 2012 and 2011 were $1,462,495, $1,533,808 and $1,153,058, respectively.

The incentive fee is payable in arrears as of the end of each calendar year and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.  For purposes of determining the incentive fee to be paid, realized capital gains, realized capital losses and unrealized capital depreciation are each determined without regard to the holding period for our investments and include both long-term (held more than 12 months) and short-term holdings.

Since inception, we have not paid any incentive fees to our investment adviser.  As of December 31, 2013, no incentive fees were due and payable to our investment adviser since the $8,903,332 of aggregate unrealized depreciation on our investments that had a fair value below our investment cost exceeded the $4,682,381 of cumulative net realized gain.  No incentive fees were due and payable to our investment adviser for the year ended December 31, 2012 since the $4,826,513 of aggregate unrealized depreciation on our investments that had a fair value below our investment cost exceeded the $282,203 of cumulative net realized gain.  No incentive fees were due and payable to our investment adviser in 2011 since we did not have any cumulative net realized gain.

During the year ended December 31, 2013, we recorded an increase in incentive fee expense of $1,523,189 resulting from:  (i) an increase in net unrealized appreciation on our portfolio company investments of $3,215,772 during such period, and (ii) an increase in our cumulative net realized gains of $4,400,178 during such period.  During the year ended December 31, 2012, we recorded an increase in incentive fee expense of $425,519 resulting from:  (i) an increase in net unrealized appreciation on our portfolio company investments of $1,845,390 during such period, and (ii) an increase in our cumulative net realized gains of $282,203 during such period.  During the year ended December 31, 2011, we recorded an increase in incentive fee expense of $152,757, resulting from the increase in net unrealized appreciation on our portfolio company investments of $763,784 during such period.

In addition, pursuant to the terms of the Existing Advisory Agreement, the Adviser furnishes us with office facilities, equipment, and clerical, bookkeeping and record-keeping services.  The Adviser also performs, or facilitates the performance of, certain administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC and state securities administrators and commissions.  The Adviser also assists us in monitoring our portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing internal audit services, determining and publishing our net asset value, overseeing the preparation and filing of our tax returns, printing and disseminating reports to our stockholders, providing support for our risk management efforts and generally overseeing the payment of our expenses and performance of administrative and professional services rendered to us by others.

We reimburse the Adviser for the allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under the Existing Advisory Agreement, including the allocable portion of compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff.  The allocation ratio with respect to compensation of our Chief Financial Officer and Chief Compliance Officer is dependent upon the amount of time each devotes to matters on behalf of us and the Adviser, respectively.  For the years ended December 31, 2013, 2012 and 2011, allocated administrative expenses, including the compensation of our Chief Financial Officer, Chief Compliance Officer and other support personnel, totaled $651,811, $633,997 and $450,019, respectively.

The Existing Advisory Agreement, which is presently in effect, was approved by our Board of Directors on April 17, 2009, and by our stockholders on May 14, 2009.  On April 10, 2014, the Board of Directors (including the Non-interested Directors) renewed the Existing Advisory Agreement for an additional year.  The Existing Advisory Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of our Board of Directors, or by the vote of a majority of our outstanding voting securities, and (ii) the vote of a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the Existing Advisory Agreement.

In its consideration of the renewal of the Existing Advisory Agreement on April 10, 2014, our Board of Directors focused on information it had received relating to, among other things:

●	The nature, quality and extent of the advisory and other services to be provided to us by the Adviser;

●	The investment performance of us and our investment adviser;

●	Comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objective;

●	Our projected operating expenses and expense ratio compared to business development companies with similar investment objective;

●	Any existing and potential sources of indirect income to the Adviser from their relationship with us and the profitability of those relationships, including through the Existing Advisory Agreement;

●	Information about the services to be performed and the personnel performing such services under the Existing Advisory Agreement;

●	The organizational capability and financial condition of the Adviser and its affiliates;

●	The Adviser’ practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to the Adviser;

●	The possibility of obtaining similar services from other third party service providers or through an internally managed structure; and

●	Any real or potential conflicts of interest.

Based on the information reviewed and the discussions, our Board of Directors, including a majority of the Non-interested Directors, concluded that fees payable to the investment adviser pursuant to the Existing Advisory Agreement were reasonable in relation to the services to be provided.  Our Board of Directors did not assign relative weights to the above factors or the other factors considered by it.  In addition, our Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors.  Individual members of our Board of Directors may have given different weights to different factors.

Currently, our investment adviser’s principals, Messrs. Keating, Rogers and Schweiger, and the investment professionals and administrative personnel currently retained by the Adviser, do not serve as principals of or provide services to other investment funds affiliated with the Adviser; however, they may do so in the future.  If they do, persons and entities may in the future manage investment funds with investment objective similar to ours.  In addition, our current executive officers and directors, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, including investment funds managed by our affiliates.  Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with the Adviser.  In the event that the Adviser or its affiliates provide investment advisory services to other entities, we expect that our management and our independent directors will attempt to resolve any conflicts in a fair and equitable manner taking into account factors that would include the investment objective, amount of assets under management and available for investment in new portfolio companies, portfolio composition and return expectations of us and any other entity, and other factors deemed appropriate.  However, in the event such conflicts do arise in the future, the Adviser intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other affiliate or client of the Adviser.

Under the Existing Advisory Agreement, absent the willful misfeasance, bad faith or gross negligence of our investment adviser or the investment adviser’s reckless disregard of its duties and obligations, we have also agreed to indemnify our investment adviser (including its officers, managers, agents, employees and members) for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of our investment adviser’s performance of its duties and obligations under the Existing Advisory Agreement or otherwise as our investment adviser, except to the extent specified in the 1940 Act.

For a discussion of the Transaction involving the members of the Adviser, see Proposal 2 below.

Allocation of Time

We rely, in part, on the Adviser to manage our day-to-day activities and to implement our investment strategy.  the Adviser plans, in the future, to be involved with activities which are unrelated to us.  As a result of these activities, the Adviser, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which may become involved.  The Adviser and its employees will devote only as much of its time to our business as the Adviser and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.  Therefore, the Adviser, its personnel, and certain affiliates may experience conflicts of interest in allocating management time, services, and functions among us and any other business ventures in which they or any of their key personnel, as applicable, may become involved.  This could result in actions that are more favorable to other affiliated entities than to us.  In such event, we intend to have our independent directors review our investment adviser’s performance periodically, but not less than annually, to assure that the Adviser is fulfilling its obligations to us under the Existing Advisory Agreement, that any conflicts are handled in a fair and equitable manner and that the Adviser has sufficient personnel to discharge fully its responsibilities to all activities in which they are involved.

Investments

As a business development company, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by the Adviser, or any of its affiliates has an investment.  We may also be limited in our ability to co-invest in a portfolio company with the Adviser or one or more of its affiliates.  Subject to obtaining exemptive relief from the SEC, we also may co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations thereunder.

Review, Approval or Ratification of Transactions with Related Parties

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions.  In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors.  We will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction.  Our Board of Directors reviews these procedures on an annual basis.

The Audit Committee of our Board of Directors is required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

In addition, our code of business conduct and ethics, which is applicable to all our all employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.  Our code of business conduct and ethics is available on our website at www.keatingcapital.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our directors and executive officers, and any persons holding more than 10% of any class of our equity securities report their ownership of such equity securities and any subsequent changes in that ownership to the SEC, the Nasdaq Stock Market and to us.  Based solely on a review of the written statements and copies of such reports furnished to us by our executive officers, directors and greater than 10% beneficial owners, we believe that during 2013 all Section 16(a) filing requirements applicable to the executive officers, directors and greater than 10% beneficial owners were timely satisfied.

PROPOSAL 2
TO APPROVE A NEW AMENDED AND RESTATED INVESTMENT ADVISORY AND ADMINISTRATIVE
SERVICES AGREEMENT BETWEEN THE COMPANY AND THE ADVISER, TO TAKE EFFECT UPON A
PROPOSED CHANGE OF CONTROL OF THE ADVISER IN CONNECTION WITH THE TRANSACTION

Background

The Adviser currently provides investment advisory and administrative services to the Company pursuant to the Existing Advisory Agreement, dated as of May 14, 2009.  The Existing Advisory Agreement was last approved by the Board of Directors, including a majority of directors who are not “interested persons,” as such term is defined under the 1940 Act (the “Non-interested Directors”), on April 10, 2014.  The Existing Advisory Agreement was last approved by a vote of the stockholders of the Company on May 14, 2009.

The Members of the Adviser have agreed to sell 100% of the issued and outstanding equity interests of the Adviser to BDCA Adviser, LLC (“BDCA Adviser”) pursuant to a purchase agreement (the “Purchase Agreement”).  Upon the consummation of the Transaction, the Adviser will become a wholly-owned subsidiary of BDCA Adviser.  As a result of the expected change of control of the Adviser resulting from the Transaction, an assignment of the Existing Advisory Agreement under the 1940 Act is expected to occur.  This assignment will terminate the Existing Advisory Agreement in accordance with its terms as required by Section 15 of the 1940 Act.

In order for the Adviser to continue to serve as the investment adviser to the Company upon the closing of the Transaction, the stockholders of the Company must approve the New Advisory Agreement.  The 1940 Act requires that a new investment advisory agreement be approved by both a majority of a company’s Non-interested Directors and “a majority of its outstanding voting securities,” as such term is defined under the 1940 Act.  At an in-person meeting on April 10, 2014, the Board of Directors (including a majority of the Non-interested Directors) approved the New Advisory Agreement and voted unanimously to recommend that the Company’s stockholders approve the New Advisory Agreement.

If approved by the stockholders of the Company, the New Advisory Agreement will be executed on behalf of the Company and become effective upon the closing of the Transaction.  The closing of the Transaction is conditioned on, among other things:  (i) the approval of the New Advisory Agreement by the Company’s stockholders at the Annual Meeting; (ii) the change of the Company’s name to BDCA Venture, Inc. to be effective upon the closing of the Transaction, which has already been approved by the Board of Directors; and (iii) certain senior officers of the Adviser entering into employment agreements with the Adviser, as further discussed herein.  If each of the terms and conditions is satisfied or waived, the parties to the Transaction anticipate that the closing will take place as soon as practicable after the Annual Meeting.

The stockholders of the Company are being asked to approve the New Advisory Agreement between the Company and the Adviser.  The terms and conditions of the New Investment Advisory Agreement will be identical with respect to all material terms and conditions of the Existing Advisory Agreement, and the investment advisory fees under the New Advisory Agreement will remain the same as the investment advisory fees under the Existing Advisory Agreement.  Any changes between the terms of the New Advisory Agreement and the Existing Advisory Agreement are discussed below.  The Adviser does not contemplate instituting any fundamental changes to the manner in which the Adviser has operated its business with respect to providing advisory and administrative services to the Company.  The Board of Directors believes the approval of the New Advisory Agreement will provide continuity of advisory and administrative services to the Company by the Adviser, and believes it to be in the best interests of the Company and its stockholders.

Messrs. Keating, Rogers and Schweiger will continue to manage the day-to-day operations of the Company and will continue to be employed by the Adviser.  Messrs. Keating, Rogers and Schweiger, the current members of the Adviser’s Investment Committee, together with and Rexford A. Darko, one of the Adviser’s investment professionals, will each enter into an employment agreement (collectively, the “Employment Agreements”) with the Adviser.  The Employment Agreements will provide that these investment professionals of the Adviser will initially perform duties and have responsibilities similar to their current duties and responsibilities with the Adviser as a wholly-owned subsidiary of BDCA Adviser following the closing of the Transaction, as discussed further below.

Messrs. Keating, Rogers and Schweiger, will continue to serve on the Adviser’s Investment Committee upon the closing of Transaction.  At the closing of the Transaction, the Adviser will expand the Investment Committee by two members to include Peter M. Budko and Robert K. Grunewald, who are also officers of BDCA Adviser.  See “—Information Regarding the Adviser” for further details regarding the Investment Committee process.

The Company’s investment objectives and strategy will not change as a result of the completion of the Transaction.  The Company’s current investment objective is to maximize capital appreciation.  The Company seeks to accomplish its capital appreciation objective by making investments in the equity and equity-linked securities of later stage, typically venture capital-backed, pre-IPO companies.  However, because the equity and equity-linked securities of pre-IPO companies typically do not pay any current income, the Company also may consider investments in qualified private companies that generate current yield in the form of interest income which can be used to offset some of the Company’s operating expenses.  These investments typically will be in the form of debt instruments providing for the current payment of interest, which may be convertible into equity securities or have separate warrants exercisable for equity securities so that the Company has an opportunity to achieve long-term capital appreciation.  In addition to broadening the Company’s potential sources of return, the Company believes that the ability to generate current yield in the form of interest income on some of its investments may be attractive to its investors.

There will also be no changes to the Company’s distribution policy in 2014.  On February 20, 2014, the Board of Directors adopted a quarterly distribution policy where the Company intends to pay regular quarterly distributions to its stockholders out of assets legally available for distribution.  Under the quarterly distribution policy, the Board of Directors intends to pay regular quarterly distributions to its stockholders based on the Company’s estimated net capital gains for the year.  On February 20, 2014, consistent with applicable tax rules, the Board of Directors also determined that it intends to pay distributions under the quarterly distribution policy in cash or the Company’s common stock at the election of stockholders, subject to a limitation that no more than 25% of the aggregate distribution will be paid in cash with the remainder paid in shares of our common stock.  The Board of Directors declared a regular distribution for the first, second and third quarter of 2014 each in the amount of $0.10 per share.

There will also be no changes to the Company’s capital raising policy in 2014 as disclosed in the Company’s Annual Report on Form 10-K filed with the SEC on February 24, 2014. As a business development company, the Company needs the ability to raise additional capital for investment purposes on an ongoing basis.  Accordingly, the Company expects to access the capital markets from time to time in the future to raise cash to fund additional investments.  The Company intends to use the proceeds from these offerings to fund additional investments in portfolio companies consistent with its investment objective.  However, the Company does not intend to raise additional equity capital in 2014 unless and until the Company’s stock price is at or above the net asset value per share.  Capital for additional portfolio company investments will be provided from the Company’s available cash and the proceeds from the sale of existing portfolio company investments.  The Company may borrow additional funds to make investments, to the extent it determines that additional capital would allow it to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if the Board of Directors determines that leveraging the Company’s portfolio would be in the best interests of the Company and its stockholders.

Following the completion of the Transaction, you will still own the same amount and type of shares in the same Company.  The shares of the Company will continue to be listed on Nasdaq, although the ticker symbol will eventually change following the change in the name of the Company to BDCA Venture, Inc.

The Company will not bear the costs associated with the Transaction.  These costs will be borne by the Adviser or BDCA Adviser.  The Company will bear costs normally associated with the Annual Meeting.

Benefits of the Transaction

In evaluating the New Advisory Agreement, the Board of Directors reviewed certain materials furnished separately by the Adviser, BDCA Adviser and its affiliates.  The Board of Directors discussed the philosophy of management, performance and expectations, and methods of operations, and considered the following benefits to the Company and its stockholders.

●
The Board of Directors believes that the Company may benefit from the Adviser being part of a larger platform, BDCA Adviser, which is wholly-owned by AR Capital, LLC (“AR Capital”).  BDCA Adviser currently acts as the external investment adviser to Business Development Corporation of America (“BDCA”), a non-traded, closed-end investment company that has elected to be treated as a business development company under the 1940 Act.  BDCA is a specialty finance company which makes debt and equity investments in middle market companies and, as of December 31, 2013, had total assets of $842 million.  Since commencing its initial public offering on January 25, 2011 through December 31, 2013, BDCA has completed equity raises with total gross proceeds of $682 million including the shares purchased by AR Capital, BDCA’s sponsor, and shares issued under BDCA’s distribution reinvestment plan.  AR Capital also directly or indirectly sponsors 12 publicly offered REITs.  Since 2008, AR Capital, together with its affiliates, has sponsored approximately $15.9 billion of equity raised through 16 direct participation programs (including BDCA).  The Board of Directors believes the affiliation with AR Capital and BDCA Adviser may create additional potential opportunities for the Company to raise capital, including possibly greater access to the public equity markets.

●
The Board of Directors also believes that, in addition to being part of a larger platform, the Company may benefit from the reputation and experience of BDCA Adviser and AR Capital.  BDCA Adviser has significantly larger investment management and portfolio origination teams.  Following the closing of the Transaction, Peter M. Budko, the Chief Executive Officer of BDCA Adviser, and Robert K. Grunewald, the Chief Investment Officer of BDCA Adviser, each with over 25 years of experience in the financial services industry, will be added to the Adviser’s Investment Committee which will be expanded to five members.  For additional details regarding the composition and operation of the Adviser’s Investment Committee following the closing of the proposed Transaction, see the discussion under Proposal 2 of the Proxy Statement.  The Board of Directors believes the Company may benefit from the Adviser’s access to and relationships with BDCA Adviser’s investment professionals which will provide the Adviser’s current team of four investment professionals with additional resources in origination, analysis and portfolio management.  The Board of Directors also believes that the Adviser’s relationship with BDCA Adviser may expand the universe of investment opportunities for the Adviser to consider in venture capital-backed technology companies seeking equity or debt financing.

●
Messrs. Keating, Rogers and Schweiger and other employees of the Adviser will continue to manage the day-to-day operations of the Company and will remain employed with the Adviser.  As a result, the Adviser will retain valuable knowledge regarding the Company’s portfolio companies and the investment process, which will allow the Adviser to focus on providing advisory and administrative services to the Company.

●
The Transaction will ensure the Adviser remains well capitalized and is able to attract and retain personnel necessary to provide quality advisory and administrative services to the Company by being a part of a larger platform.

●
The Adviser will be operated separately, but will have access to administrative and back office support from BDCA Adviser, as needed.  In addition, the Adviser will have access to the accounting, financial reporting, valuation, legal and compliance resources of BDCA Adviser’s larger platform, including experienced compliance personnel of BDCA Adviser and its affiliates.  BDCA Adviser and its affiliates may also provide transactional management services (including due diligence, transaction execution, and legal) to augment such functions at the Adviser.

●
Finally, the Board of Directors believes that over the longer term, the Company has the potential to benefit from access to capital by being part of the AR Capital platform, which may potentially result in:

o	An increased capital base which may lead to a possibly lower operating expense ratio;
o	Increased investment size, and the corresponding opportunity to act as a lead investor in more transactions;
o	Increased deal flow as a result of leveraging relationships within the group; and
o	Increased visibility and brand recognition (potentially resulting in increased trading volume, and increased analyst coverage for Keating Capital’s stock).

Additional Considerations under the 1940 Act

The Transaction is structured to comply with the conditions imposed under Section 15(f) of the 1940 Act.  Section 15(f) provides that when a sale of securities or a controlling interest in an investment advisor to an investment company occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied.  These conditions are as follows:

●
First, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons,” as such term is defined in the 1940 Act, of the investment adviser or predecessor adviser.  The  Board of Directors is expected to meet this requirement based on the nominees presented for stockholder approval under Proposal 1.

●
Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any of its applicable express or implied terms, conditions or understandings.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).  The Adviser and BDCA Adviser will conduct, and use their reasonable best efforts to cause their respective affiliates to conduct, relevant aspects of their respective businesses in compliance with the conditions of Section 15(f).  This includes refraining from proposing any increase in the investment advisory fees paid by the Company to the Adviser.

Investment Adviser

The Adviser has acted as the Company’s investment adviser since the Company’s inception in 2008.  Messrs. Keating, Rogers and Schweiger comprise the senior management team of the Adviser.

Upon the consummation of the Transaction, the Adviser will become a wholly-owned subsidiary of BDCA Adviser.  Messrs. Keating, Rogers and Schweiger, the current members of the Adviser’s Investment Committee, will continue to manage the day-to-day operations of the Company and will continue to be employed by the Adviser.  Messrs. Keating, Rogers and Schweiger, together with and Rexford A. Darko, one of the Adviser’s investment professionals, will each enter into an Employment Agreement  with the Adviser.  The Employment Agreements will have an initial term of three years and include provisions relating to the benefits, such as compensation (i.e., base salaries and bonuses), termination, confidentiality and certain restrictive covenants (non-compete and non-solicitation) which will be triggered upon termination of the Employment Agreements.  The Employment Agreements will also provide that these investment professionals of the Adviser will initially perform duties and have responsibilities similar to their current duties and responsibilities with the Adviser as a wholly-owned subsidiary of BDCA Adviser following the closing of the Transaction.

Following the closing of the Transaction, Messrs. Keating, Rogers and Schweiger will be part of a five (5) member investment committee to the Adviser serving the Company (which shall also include Robert K. Grunewald and Peter M. Budko)(the “Investment Committee”).  Following the closing of the Transaction, Messrs. Keating, Rogers and Schweiger as members of the Investment Committee will continue to have sole investment and dispositive control over all portfolio company investments held by the Company as of the closing of the Transaction (the “Existing Portfolio Companies”), including certain follow-on investments made by the Company in Existing Portfolio Companies after the closing of the Transaction (the “Legacy Portfolio”), while Robert K. Grunewald, Peter M. Budko and Timothy J. Keating, as members of the Investment Committee, will have sole investment and dispositive control over all other investments.  The entire Investment Committee will make fair value recommendations to the Board of Directors with respect to investments in the Legacy Portfolio.  Further, with respect to all decisions regarding the Legacy Portfolio, each such investment and disposition decision shall be (i) in compliance with applicable law and the fiduciary duties owed to the Company and its stockholders and (ii) in compliance with any contractual obligation binding upon the Company, and (iii) consistent with past practices using the same or substantially similar investment objectives, strategies, policies, procedures, methodologies and non-transaction-specific assumptions the Company used prior to the closing of the Transaction in making similar types of decisions.  Messrs. Schweiger and Rogers have also agreed to resign from the Investment Committee upon the sale of the last Existing Portfolio Company.

The principal executive officers and Investment Committee members of the Adviser, and their respective positions with the Company, will be as follows, after the Transaction closes.

Name	Principal Occupation/Title	Position(s) with the Company (if any)
Timothy J. Keating	President and Investment Committee member of the Adviser	President, Chief Executive Officer and Chairman of the Board of Directors
Kyle L. Rogers	Chief Investment Officer and Investment Committee member of the Adviser	Chief Investment Officer
Frederic M. Schweiger	Chief Financial Officer, Chief Compliance Officer, and Investment Committee member of the Adviser	Chief Financial Officer, Chief Operating Officer, Chief Compliance Officer, Treasurer, and Secretary
Peter M. Budko	Investment Committee member of the Adviser	N/A
Robert K. Grunewald	Investment Committee member of the Adviser	N/A

The following is the background regarding the new Investment Committee members.

Peter M. Budko has served as president of BDCA, a publicly offered non-listed business development company, since April 2012 and has served as the chief operating officer of BDCA since January 2011.  Mr. Budko has served as the chief executive officer of BDCA Adviser since June 2010.  He also served as the chief investment officer of BDCA from May 2010 until April 2012.  Mr. Budko founded and formerly served as managing director and group head of the Structured Asset Finance Group, a division of Wachovia Capital Markets from 1997 to 2006.  As head of this group, Mr. Budko had responsibility for a diverse platform of structured financial and credit products, including commercial asset securitization; net lease credit financing and acquisitions; structured tax free asset  exchange solutions and qualified intermediary services for real estate exchange investors.  While at Wachovia, Mr. Budko acquired over $5 billion of assets.  From 1987 to 1997, Mr. Budko worked in the Private Placement and Corporate Real Estate Finance Groups at NationsBank Capital Markets (predecessor to Bank of America Securities), becoming head of the Corporate Real Estate Finance group in 1990.  Within the Private Placement group, Mr. Budko was responsible for the origination, structuring and placement of highly structured debt offerings by corporate issuers within NationsBank.  Mr. Budko received a B.A. in Physics from the University of North Carolina.

Robert K. Grunewald has served as the chief investment officer of BDCA since April 2012.  Mr. Grunewald has also served as the chief investment officer of BDCA Adviser since September 2011.  Mr. Grunewald has over 25 years of experience with middle market finance, business development companies and asset management.  Within the finance industry, he has participated as a lender, investment banker, M&A advisor, portfolio manager and hedge fund operator.  As head of Financial Services M&A at NationsBank/Montgomery Securities from 1992 through 1997, Mr. Grunewald and his team completed numerous assignments for clients throughout the specialty finance industry.  In 1997, Mr. Grunewald was recruited to lead the Specialty Finance Investment Banking Practice at what became Wachovia Securities.  At Wachovia, Mr. Grunewald managed a number of high profile transactions, including initial public offerings and secondary offerings for some of the largest publicly-traded business development companies and finance companies including Capital Source, American Capital Strategies (“ACAS”), Allied Capital, Ares Capital and Gladstone Capital.  In 2006, Mr. Grunewald joined ACAS, a publicly-traded business development company and global asset manager with current assets under management in excess of $52 billion.  As head of the Financial Services Investment Practice from 2006 through 2009, Mr. Grunewald and his team focused on investment activity in the specialty finance, insurance, depository and asset management sectors.  n his three years at ACAS, Mr. Grunewald committed over $1 billion to debt and equity investments and also founded two highly successful financial services companies at ACAS:  Core Financial Holdings, a diversified commercial finance company and asset based lender, and American Capital Agency Corporation (Nasdaq:  “AGNC”), a publicly traded mortgage REIT, currently with over $43 billion in assets  Mr. Grunewald received a B.B.A. in finance from the University of Notre Dame.

Information Regarding BDCA Adviser

BDCA Adviser is a Delaware limited liability company and is registered as an investment adviser registered with the SEC.  BDCA Adviser currently serves as the external investment adviser to BDCA pursuant to an investment advisory agreement between BDCA Adviser and BDCA.  BDCA is a non-traded, closed-end investment company that has elected to be treated as a business development company.  BDCA is a specialty finance company which makes debt and equity investments in middle market companies and, as of December 31, 2013, had total assets of $842 million.  BDCA Adviser is wholly-owned by AR Capital, which is controlled by Nicholas S. Schorsch, the chairman and chief executive officer of BDCA, and William M. Kahane, a member of the Board of Directors of BDCA.  AR Capital which directly or indirectly sponsors 12 publicly offered REITs and the members of BDCA Adviser have experience in managing such REITs.  Certain principals of BDCA Adviser have a broad network of contacts with financial sponsors, commercial and investment banks and leaders within a number of industries believed to produce significant proprietary investment opportunities outside the normal banking auction process.

Summary of the Terms of the Existing Advisory Agreement and New Advisory Agreement

A copy of the New Advisory Agreement is attached to this Proxy Statement as Appendix A.  The following description of the terms of the New Advisory Agreement is only a summary.  You should refer to Appendix A for the New Advisory Agreement, and the description of the New Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Appendix A.

The Adviser has served as investment adviser to the Company since the commencement of the Company’s operations on July 28, 2008, pursuant to the terms of the Existing Advisory Agreement as amended from time to time.  If approved by the stockholders at the Annual Meeting, the Adviser will continue to provide services pursuant to the term of the New Advisory Agreement.  The New Advisory Agreement will remain in effect for a period of two (2) years, unless sooner terminated.  After the initial two-year period, continuation of the New Advisory Agreement from year-to-year is subject to annual approval by the Board of Directors, including at least a majority of the Non-interested Directors.  Both the Existing Advisory Agreement and New Advisory Agreement may be terminated by the Board of Directors or a vote of a majority (as that term is defined in the 1940 Act) of the shareholders of the Company upon not more than 60 days’ notice, or by the Adviser upon 120 days’ notice.

Except as noted below, the terms and conditions of the New Advisory Agreement are identical with respect to all material terms and conditions of the Existing Advisory Agreement.

Management and advisory services.  Subject to the overall supervision of the Board of Directors, under both the Existing Advisory Agreement and New Advisory Agreement, the Adviser manages the Company’s day-to-day operations and provides the Company with investment advisory services.  Under the terms of both the Existing Advisory Agreement, as currently in effect, and the New Advisory Agreement, the Adviser:

●	Determines the composition of the Company’s portfolio, the nature and timing of the changes to the Company’s portfolio and the manner of implementing such changes;

●	Determines which securities the Company will purchase, retain or sell;

●	Identifies, evaluates and negotiates the structure of the investments the Company will make; and

●	Closes, monitors and services the investments the Company makes.

The Adviser’s services under both the Existing Advisory Agreement and New Advisory Agreement are not exclusive, and the Adviser is free to furnish similar services to other entities so long as its services to the Company are not impaired.  Although the Company is not aware of any current plans to do so, the Adviser is not restricted from creating new investment vehicles subject to compliance with applicable law.  Further, the Adviser, its principals, investment professionals and the members of its Investment Committee may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as the Company and/or of investment funds managed by the Company’s affiliates.

Under both the Existing Advisory Agreement and the New Advisory Agreement, the Company pays the Adviser a fee for its investment advisory services consisting of two components – a base management fee and an incentive fee.  The cost of both the base management fee payable to the Adviser and any incentive fees earned by the Adviser is ultimately borne by the Company’s common stockholders.  The Company’s officers do not receive any compensation directly from the Company.  However, the principals and officers of the Adviser who also serve as the Company’s officers receive compensation from, or may have financial interests in, the Adviser, which may be funded by or economically related to the investment advisory fees paid by the Company to the Adviser under both the Existing Advisory Agreement and the New Advisory Agreement.

The base management fee (the “Base Fee”) is calculated at an annual rate of 2% of the Company’s gross assets, where gross assets include any borrowings for investment purposes.  The Base Fee is payable monthly in arrears, and is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any equity capital raises or repurchases during the current calendar quarter.

The incentive fee is determined and payable in arrears as of the end of each calendar year and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.  For purposes of determining the incentive fee, realized capital gains, realized capital losses and unrealized capital depreciation are each determined without regard to the holding period for the Company’s investments and include both long-term (held more than 12 months) and short-term holdings.

Administrative services.  Under both the Existing Advisory Agreement and the New Advisory Agreement, the Adviser also furnishes the Company with equipment and clerical, bookkeeping and record-keeping services, including responsibility for the financial records which the Company are required to maintain and preparing reports to its shareholders and reports filed with the SEC.  In addition, the Adviser assists the Company in monitoring its portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing internal audit services, determining and publishing the Company’s net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to shareholders, providing support for the Company’s risk management efforts and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others.

The Company also reimburses the Adviser for the Company’s allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under both the Existing Advisory Agreement and New Advisory Agreement, including the Company’s allocable portion of the compensation of its Chief Financial Officer and Chief Compliance Officer, and their respective staff.  Allocated administrative expenses are payable to the investment adviser monthly in arrears.

Indemnification of the Adviser.  Under both the Existing Advisory Agreement and New Advisory Agreement, absent the willful misfeasance, bad faith or gross negligence of the Adviser or the Adviser’s reckless disregard of its duties and obligations, the Company has agreed to indemnify the Adviser (including its officers, managers, agents, employees and members) for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of the Adviser’s performance of its duties and obligations under the Existing Advisory Agreement and New Advisory Agreement, or otherwise as the Adviser, except to the extent specified in the 1940 Act (the “Indemnification Provisions).  Under both the Existing Advisory Agreement and New Advisory Agreement, the Indemnification Provisions remain in full force and effect after termination of the Existing Advisory Agreement and New Advisory Agreement.

Termination.  The New Advisory Agreement will remain in effect for a period of two (2) years, unless sooner terminated.  After the initial two-year period, continuation of the New Advisory Agreement from year-to-year is subject to annual approval by the Board of Directors, including at least a majority of the Non-interested Directors.  Both the Existing Advisory Agreement and New Advisory Agreement may be terminated by the Board of Directors or a vote of a majority (as that term is defined in the 1940 Act) of the shareholders of the Company upon not more than 60 days’ notice, or by the Adviser upon 120 days’ notice.

License Agreement

On July 28, 2008, the Company entered into a license agreement (“License Agreement”) with the Adviser pursuant to which the Adviser granted the Company a non-exclusive license to use the name “Keating.”  Pursuant to its terms, the License Agreement will remain in effect for so long as Existing Advisory Agreement is in effect.  In connection with the Transaction and subsequent assignment and termination of the Existing Advisory Agreement, the License Agreement will also terminate.  Pursuant to the provisions of the Maryland General Corporation Law, the Board of Directors will change the Company’s name to BDCA Venture, Inc. effective upon the closing of the Transaction.

Board Consideration of the Approval of the New Advisory Agreement

On April 10, 2014, the Board of Directors, including a majority of Non-interested Directors, met and discussed the Transaction and its possible effects on the Company, and evaluated the New Advisory Agreement.  Senior officers of the Adviser and BDCA Adviser were present to answer questions from the Board of Directors.  The Board of directors, including a majority of Non-interested Directors, approved the New Advisory Agreement on April 10, 2014.

In evaluating the New Advisory Agreement, the Board of Directors, reviewed certain materials furnished separately by the Adviser, BDCA Adviser and their affiliates, relevant to its decision.  Those materials included information regarding the Adviser and BDCA Adviser and their affiliates, their personnel, operations and financial conditions.  Representatives of the Adviser and BDCA Adviser discussed with the Board of Directors the Adviser’s philosophy of management, performance expectations and methods of operation insofar as they related to the Company, and indicated their belief that, as a consequence of the Transaction, the operations of the Adviser and its ability to provide advisory and administrative services to the Company would not be adversely affected and would likely be enhanced by the resources of BDCA Adviser.  The Board of Directors considered the potential benefits to stockholders and terms of the Transaction, including, among other things, the continued employment of the senior officers of the Adviser, including Messrs. Keating, Schweiger and Rogers, which is believed to be important to assure continuity of the advisory and administrative services provided by the Adviser to the Company.

In approving the New Agreement, the Board of Directors, including all of the Non-interested Directors, considered the following matters and reached the following conclusions:

●
Nature, Extent and Quality of Investment Advisory Services.  The Board of Directors, including the Non-interested Directors, considered the nature, extent and quality of the investment advisory services to be provided by the Adviser to the Company.  The Board reviewed the resources of the Adviser and the composition, education and experience of the Adviser’s investment professionals.  They concluded that the nature, quality and extent of the services provided to the Company by the Adviser were appropriate and that the Company was likely to benefit from the continued provision of those services.  They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Company effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

●
Nature, Extent and Quality of Other Services.  The Board, including the Non-interested Directors, considered the nature, quality, cost and extent of administrative and stockholder services to be performed by the Adviser under the New Advisory Agreement.  The Board, including the Non-interested Directors, also considered the nature and extent of the Adviser’s supervision of third-party service providers.  They concluded that the nature and quality of the administrative and stockholder services and supervisory services provided by the Adviser to be satisfactory and beneficial to the Company.

●
Investment Performance.  The Board reviewed the investment performance of the Company since the commencement of operations and compared the performance of the Company with the performance of comparable business development companies.  They concluded that, although past performance is not necessarily indicative of future results, the favorable performance record of the Company was an important factor in their evaluation of the quality of services expected to be provided by the Adviser under the New Advisory Agreement.

●
Costs of the Services Provided to the Company and the Profits Realized by the Adviser.  The Board considered comparative data based on publicly available information with respect to services rendered and the advisory fees (including management fees and incentive fees) of other business development companies with similar investment objectives, the Company’s operating expenses and expense ratio compared to such other companies, as well as the administrative services that the Adviser provides to the Company.  Based upon its review, the Board concluded that, although the fee structures vary among business development companies, the base management fees and incentive fees to be paid under the New Advisory Agreement are generally consistent with those payable under agreements of comparable business development companies described in the comparative data then available.

●
Profitability of Investment Adviser.  The Board reviewed information on the profitability of the Adviser in serving as the Company’s investment adviser.  It concluded that the profitability of the Adviser with respect to the Company in relation to the services rendered was not unreasonable and that the financial condition of the Adviser was sound.  It also concluded that the management fees and other compensation payable by the Company to the Adviser and its affiliates were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable business development companies.

●
Additional Benefits Derived by Investment Adviser.  The Non-interested Directors also considered benefits that accrue to the Adviser from its relationship with the Company.  Based on their evaluation of the information referred to above and other information, the Non-Interested Directors determined that the overall arrangements between the Company and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser and the fees charged for those services and that the New Advisory Agreement was in the best interest of the Company and its stockholders.

●
Other Matters Considered.  In addition, the directors also considered the intangible benefits that accrue to the Adviser by virtue of its relationship with the Company and concluded that they were appropriate.

The Non-interested Directors had the opportunity to consult in executive sessions with their independent legal counsel regarding the approval of the New Advisory Agreement.  Based on the information reviewed and discussions held with respect to each of the foregoing items, the Board, including all of the Non-interested Directors, concluded in light of all of the Company’s surrounding circumstances that the compensation payable to the Adviser was reasonable in relation to the services to be provided by the Adviser to the Company.

After these deliberations, the Board of Directors, including a majority of the Non-interested Directors, approved the New Advisory Agreement between the Adviser and the Company as in the best interests of the Company and its stockholders.  The Board then directed that the New Advisory Agreement be submitted to the Company’s stockholders for approval with the Board’s recommendation that stockholders vote to approve the New Advisory Agreement.

The Board of Directors did not assign relative weights to the above factors or the other factors considered by it.  In addition, the Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the Board of Directors may have given different weights to different factors.

Required Vote

Approval of this proposal requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Annual Meeting, as defined under the 1940 Act.  Since the Company’s only voting securities are common stock, consistent with the 1940 Act, the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is required to approve the New Advisory Agreement.  For purposes of approval of the New Advisory Agreement, “a majority of outstanding shares of common stock” is the lesser of:  (i) 67% or more of the shares of common stock present at the Annual Meeting if the holders of more than 50% of the outstanding common stock are present or represented by proxy; or (ii) more than 50% of our shares of common stock.  Abstentions will have the effect of a vote against this proposal. Since banks, brokerage firms  or other nominees do not have discretion to vote on this proposal, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Annual Meeting and will not be counted as present for purposes of meeting the quorum requirement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NEW
INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT BETWEEN THE COMPANY
AND ADVISER, TO TAKE EFFECT UPON A PROPOSED CHANGE OF CONTROL OF THE ADVISER IN
CONNECTION WITH THE TRANSACTION.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Annual Meeting.  If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting.  The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2015 Annual Meeting of Stockholders will be held in May 2015, but the exact date, time, and location of such meeting have yet to be determined.  A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in Greenwood Village, Colorado, and the Company must receive the proposal no later than November [__], 2014, [120 days prior to the first anniversary of this year’s proxy statement date] in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting.  The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if:  (i) the Company receives notice of the proposal before the close of business on February [__], 2015 [45 days prior to the first anniversary of the this year’s proxy statement date] and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (ii) the Company does not receive notice of the proposal prior to the close of business on February [__], 2015 [45 days prior to the first anniversary of the this year’s proxy statement date].

Notices of intention to present proposals at the 2015 Annual Meeting of Stockholders should be addressed to Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

You are cordially invited to attend the Annual Meeting in person.  Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope or submit your vote by calling toll free at 1-800-690-6903 or through the Internet website of our proxy tabulator at www.proxyvote.com, as indicated on the proxy card.

By Order of the Board of Directors,

/s/ Frederic M. Schweiger
Frederic M. Schweiger
Corporate Secretary

Greenwood Village, Colorado
April [__], 2014

PRIVACY NOTICE

We are committed to protecting your privacy.  This privacy notice, which is required by federal law, explains privacy policies of Keating Capital, Inc. and our investment adviser.  This notice supersedes any other privacy notice you may have received from Keating Capital, Inc., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you.  With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you.  In certain cases, when you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, Social Security number or tax identification number.  This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

●	It is our policy that only authorized employees of the Adviser, who need to know your personal information will have access to it.

●
We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information.  These companies are required to protect your information and use it solely for the purpose for which they received it.

●
If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators.  Only that information required by law, subpoena, or court order will be disclosed.

APPENDIX A

[FORM OF
INVESTMENT ADVISORY AND
ADMINISTRATIVE SERVICES
AGREEMENT]

BETWEEN

[KEATING CAPITAL, INC.]

AND

KEATING INVESTMENTS, LLC

This Agreement (this “Agreement”) made this ____ day of _____, 2014 (the “Effective Date”), by and between [KEATING CAPITAL, INC.], a Maryland corporation (the “Company”), and KEATING INVESTMENTS, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Company is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser currently provides investment advisory and administrative services to the Company pursuant to that certain Amended and Restated Investment Advisory Agreement by and the Adviser and the Company dated as of May 14, 2009 (the “Existing Advisory Agreement”); and

WHEREAS, the Existing Advisory Agreement was last approved by the Company’s Board of Directors, including a majority of directors who are not “interested persons,” as such term is defined under the 1940 Act (the “Non-interested Directors”), on April 10, 2014; and

WHEREAS, the members of the Adviser have agreed to sell 100% of the issued and outstanding equity interests of the Adviser (the “Transaction”) to BDCA Adviser, LLC (“BDCA Adviser”) pursuant to a purchase agreement (the “Purchase Agreement”) and, upon the consummation of the Transaction, the Adviser will become a wholly-owned subsidiary of BDCA Adviser; and

WHEREAS, as a result of the expected change of control of the Adviser resulting from the Transaction, an assignment of the Existing Advisory Agreement under the 1940 Act is expected to occur, which assignment will automatically terminate the Existing Advisory Agreement consistent with the terms of the Existing Advisory Agreement (except for the provisions that are required to stay in full force and effect pursuant to its terms) and in accordance with its terms as required by Section 15 of the 1940 Act; and

WHEREAS, in order for the Adviser to continue to serve as the investment adviser as a subsidiary of BDCA Adviser to the Company, the stockholders of the Company must approve this Agreement and, in anticipation of this assignment and termination, at an in-person meeting on April 10, 2014, the Company’s Board of Directors (the “Board”) including a majority of the Non-interested Directors approved this Agreement and voted unanimously to recommend that the Company’s stockholders approve this Agreement; and

WHEREAS, subject to the approval this Agreement by the Company’s stockholders and further subject to the closing of the Transaction, this Agreement will become effective on the date of the closing of the Transaction, which same be referred to herein as the Effective Date, and the Existing Advisory Agreement will terminate on the Effective Date; and

WHEREAS, upon closing of the Transaction, the name of the Company will be changed to [_____];

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Duties of the Adviser.

(a)           Retention of Adviser. The Company hereby employs the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board, for the period and upon the terms herein set forth:

(i)	In accordance with the investment objective, policies and restrictions that are set forth in the Company’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission (the “SEC”), on October 2, 2013, as amended or supplemented from time to time (the “Registration Statement”); and

(ii)	During the term of this Agreement in accordance with all applicable federal and state laws, rules and regulations, and the Company’s articles of incorporation and bylaws, in each case as amended from time to time (the “Charter Documents”),

(b)           Responsibilities of Adviser. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement:

(i)	Determine the composition and allocation of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes;

(ii)	Identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)	Execute, monitor and service the Company’s investments;

(iv)	Determine the securities and other assets that the Company purchases, retains, or sells; and

(v)	Provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

(c)           Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Company hereby delegates to the Adviser, and the Adviser hereby accepts, the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Adviser shall arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board.

(d)           Administrative Services. Subject to the supervision, direction and control of the Board, the provisions of the Charter Documents, and applicable federal and state law, the Adviser shall perform, or cause to be performed by other persons, all administrative services in connection with the operation of the Company. Without limiting the generality of the foregoing, the Adviser shall provide the Company with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities and such other services as the Adviser, subject to review by the Board of the Company, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Adviser shall also, on behalf of the Company, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Adviser shall make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Company as it shall determine to be desirable. The Adviser shall be responsible for the financial and other records that the Company is required to maintain and shall prepare reports to stockholders, and reports and other materials filed with the SEC. In addition, the Adviser will assist the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns, and the printing and dissemination of reports to stockholders of the Company, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others.

2

(e)           Acceptance of Employment. The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(f)           Sub-Advisers. The Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Company’s investment objective, policies and restrictions, and work, along with the Adviser, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Adviser and the Company.

(i)	The Adviser and not the Company shall be responsible for any compensation payable to any Sub-Adviser.

(ii)	Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act, including without limitation the requirements relating to Board and Company shareholder approval thereunder, and other applicable federal and state law.

(iii)	Any Sub-Adviser shall be subject to the same fiduciary duties imposed on the Adviser pursuant to this Agreement, the Investment Company Act and the Advisers Act, as well as other applicable federal and state law.

(g)           Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(h)           Record Retention. Subject to review by and the overall control of the Board, the Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request or as may be required under applicable federal and state law, and shall make such records available for inspection by the Board and its authorized agents, at any time and from time to time during normal business hours. The Adviser agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request and upon termination of this Agreement pursuant to Section 9, provided that the Adviser may retain a copy of such records.

2.	Company’s Responsibilities and Expenses Payable by the Company.

(a)           Adviser Personnel. All personnel of the Adviser, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser, and not by the Company.

(b)           Costs. To the extent applicable, the Company, either directly or through reimbursement to the Adviser, shall bear all other costs and expenses of its operations and transactions, including (without limitation) fees and expenses relating to amounts paid to third parties for administrative services; the investigation and monitoring of the Company’s investments; the cost of calculating the Company’s net asset value; the cost of effecting sales and repurchases of shares of the Company’s common stock and other securities; management and incentive fees payable pursuant to the investment advisory agreement; fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms), transfer agent and custodial fees, fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); the salary, bonus and benefits payable to the Company’s Chief Financial Officer, Chief Compliance Officer, and administrative support staff; federal and state registration fees; all costs of registration and listing the Company’s shares on any securities exchange, including any exchange listing fees; federal, state and local taxes; Independent Directors’ fees and expenses; brokerage commissions; costs of proxy statements; stockholders’ reports and notices; costs of preparing government filings, including periodic and current reports with the SEC; fidelity bond, directors and officers/errors and omissions liability insurance and any other insurance premiums; direct costs such as printing, mailing, long distance telephone, staff, independent accountants and outside legal costs; and all other expenses incurred by the Company in connection with administering the Company’s business, including the Company’s allocable portion of rent.

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(c)           Periodic Reimbursement. Expenses incurred by the Adviser on behalf of the Company and payable pursuant to this Section 2 shall be reimbursed periodically but no less than quarterly to the Adviser. The Adviser shall prepare a statement documenting the expenses of the Company and the calculation of the reimbursement and shall deliver such statement to the Company prior to full reimbursement.

3.            Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the investment advisory services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Adviser may agree to temporarily or permanently waive, in whole or in part, the Base Management Fee and/or the Incentive Fee. See Appendix A for examples of how the Incentive Fees are calculated.

(a)           Base Management Fee. The Base Management Fee shall be calculated at an annual rate of two percent (2%) of the Company’s gross assets. The Base Management Fee shall be payable monthly in arrears, and shall be calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter and appropriately adjusted for any equity capital raises or repurchases during the current calendar quarter. The Base Management Fee for any partial month or quarter shall be appropriately pro rated. The Base Management Fee shall begin accruing on the Effective Date.

(b)           Incentive Fee. The Incentive Fee shall be determined and payable in arrears as of the end of each calendar year (and upon termination of this Agreement, as set forth below), commencing with the calendar year ending December 31, 2014.

The Incentive Fee for a calendar year shall be an amount equal to twenty percent (20%) of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fees, with respect to each of the investments in the Company’s portfolio; provided that the Incentive Fee determined as of December 31, 2014 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation the period beginning on the Effective Date and ending on December 31, 2014. In the event that this Agreement shall terminate as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying the Incentive Fee.

An example setting forth the operation of the Incentive Fee is attached as Appendix A.

4.	Brokerage Commissions

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company.

5.	Covenants of the Adviser

The Adviser covenants that it has registered as an investment adviser under the Advisers Act and will maintain such registration. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

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6.	Other Activities of the Adviser.

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that Directors, officers, and stockholders of the Company are or may become interested in the Adviser and its affiliates, as Directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and Directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, member, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, member, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, member, officer or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8.	Indemnification.

The Adviser (and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) (collectively, the “Indemnified Parties”) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, and the Company shall indemnify the Indemnified Parties and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement.

9.	Effectiveness, Duration and Termination of Agreement.

(a)           Term and Effectiveness. This Agreement shall become effective as of the Effective Date. This Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company; and (ii) the vote of a majority of the Company’s Directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.

(b)           Termination. This Agreement may be terminated at any time, without the payment of any penalty, by (a) the Company upon 60 days’ written notice to the Adviser, (i) upon the vote of a majority of the outstanding voting securities of the Company, or (ii) by the vote of the Company’s Independent Directors; or (b) by the Adviser upon 120 days’ written notice to the Company. If the Adviser voluntarily terminates the Agreement, it shall be responsible for all expenses incurred as a result of its withdrawal. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.

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(c)           Payments to and Duties of Adviser Upon Termination.

(i)	After the termination of this Agreement, the Adviser shall not be entitled to compensation for further services provided hereunder except that it shall be entitled to receive from the Company within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement.

(ii)	The investment adviser shall promptly upon termination:

(A)	Deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(B)	Deliver to the Board all assets and documents of the Company then in custody of the investment adviser; and

(C)	Cooperate with the Company to provide an orderly management transition.

10.	Other Goods and Services.

(a)           Provision of Services. In addition to the services to be provided under the Investment Advisory Agreement, the Company may accept goods or other services provided by the Adviser in connection with the operation of assets, provided that (i) the Adviser, as a fiduciary, determines such self-dealing arrangement is in the best interest of the Company; (ii) the terms pursuant to which all such goods or services are provided to the Company by the Adviser shall be embodied in a written contract, the material terms of which must be fully disclosed to the stockholders; (iii) the contract may only be modified with approval of holders of a majority of the outstanding voting securities of the Company; and (iv) the contract shall contain a clause allowing termination without penalty on 60 days’ notice. Without limitation to the foregoing, arrangements to provide such goods or other services must meet all of the following criteria: (i) the Adviser must be independently engaged in the business of providing such goods or services to persons other than its Affiliates and at least thirty-three percent (33%) of the Adviser’s associated gross revenues must come from persons other than its Affiliates; (ii) the compensation, price or fee charged for providing such goods or services must be comparable and competitive with the compensation, price or fee charged by persons other than the Adviser and its Affiliates in the same geographic location who provide comparable goods or services which could reasonably be made available to the Company; and (iii) except in extraordinary circumstances, the compensation and other material terms of the arrangement must be fully disclosed to the stockholders. Extraordinary circumstances are limited to instances when immediate action is required and the goods or services are not immediately available from persons other than the Adviser and its Affiliates.

(b)           Limitations. Notwithstanding the foregoing clause (a), if the Adviser is not engaged in the business to the extent required by such clause, the Adviser may provide to the Company other goods and services if all of the following additional conditions are met: (i) the Adviser can demonstrate the capacity and capability to provide such goods or services on a competitive basis; (ii) the goods or services are provided at the lesser of cost or the competitive rate charged by persons other than the Adviser and its Affiliates in the same geographic location who are in the business of providing comparable goods or services; (iii) the cost is limited to the reasonable necessary and actual expenses incurred by the Adviser on behalf of the Company in providing such goods or services, exclusive of expenses of the type which may not be reimbursed under applicable federal or state securities laws and (iv) expenses are allocated in accordance with generally accepted accounting principles and are made subject to any special audit required by applicable federal and state securities laws.

(c)           The term “Affiliate” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such other Person; (ii) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

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11.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

12.	Amendments.

This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.

13.	Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Company is regulated as a business development company under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

[KEATING CAPITAL, INC.]

By:
Name: Timothy J. Keating
Title: President and Chief Executive Officer

KEATING INVESTMENTS, LLC

By:
Name:
Title:

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APPENDIX A

The following table sets forth various examples of the calculation of the Incentive Fee based on different levels of realized and unrealized gains and losses over a period of years. These calculations are based on the different assumptions set forth in the table:

Examples of Annual Incentive Fee for Capital Gains (all dollar amounts in millions)
Example 1

Year	Investment Description	Incentive Fee	Explanatory comments

1	Invested $5 in Company A stock and $10 in Company B stock.	$0	No incentive fee since as there are realized gains.
2	Sold Company A stock for $15 ($10 realized gain). Fair value of Company B stock at $20 ($10 unrealized gain)	$2.0	Incentive fee equals 20% of $10 realized gains. Unrealized gains do not affect calculation.
3	Fair value of Company B stock at $8 ($2 unrealized loss).	$0	No incentive fee as there are only unrealized loss in the year.
4	Sold Company B stock for $12 ($2 realized gain).	$0.4	Incentive fee equals 20% of cumulative realized gains of $12, or $2.4, less previously paid incentive fee of $2.

Example 2

Year	Investment Description	Incentive Fee	Explanatory comments

1	Invested $20 in Company A stock, $30 in Company B stock and $25 in Company C stock	$0	No incentive fee as there are no realized gains.
2	Sold Company A stock for $50 (realized gain $30). Fair value of Company B stock at $25 ($5 unrealized loss). Fair value of Company C stock at $25 (no unrealized gain or loss).	$5.0	Incentive fee equals 20% of $25 (which is the $30 realized gains less the $5 unrealized loss).
3	Sold Company C stock for $30 ($5 realized gain). Fair value of Company B stock at $27 ($3 unrealized loss)	$1.4	Incentive fee equals 20% of $32 (which is the $35 of realized gains less the $3 of unrealized losses), reduced by the $5 previously paid incentive fee.
4	Fair value of Company B stock at $35 ($5 unrealized gain).	$0	No incentive fee as there are no realized gains in year.
5	Sold Company B stock for $20 ($10 realized loss).	$0	No incentive fee as the 20% incentive fee on $25 (which is the $35 cumulative realized gains less the $10 realized losses) exceeds the $6.4 previously paid incentive fee.

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IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR ANNUAL MEETING OF STOCKHOLDERS

The Proxy Statement and 2013 Annual Report to Stockholders are available at http:// www.proxyvote.com

ELECTRONIC DELIVERY OF PROXY MATERIALS

Sign up to receive the 2014 Annual Report to Stockholders and proxy materials via the Internet rather than by mail.  To sign up for this optional service, visit www.proxyvote.com.  When the materials are available, we will send you an email with instructions that will enable you to receive these materials electronically.

YOUR VOTE IS IMPORTANT!

You can authorize a proxy in one of three ways:

1. Vote by Internet: www.proxyvote.com. Follow the on-line instructions provided.

2. Vote by Telephone: Call toll free at 1-800-690-6903, and follow the instructions provided.

3. Vote by Mail: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

KEATING CAPITAL, INC.

FOR THE ANNUAL MEETING OF STOCKHOLDERS

JUNE [__], 2014

The undersigned stockholder of Keating Capital, Inc. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Timothy J. Keating and Frederic M. Schweiger, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on June [__], 2014, at 9:00 a.m., Mountain Time, at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no voting instruction is specified, it will be voted “FOR” Proposals 1 and 2.

Please vote, sign and date this proxy on the reverse side and return it promptly by mail in the enclosed, self-addressed envelope or you may vote by calling toll free at 1-800-690-6903 or through the Internet website at www.proxyvote.com by following the instructions on the reverse side.

(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS
KEATING CAPITAL, INC.
JUNE [__], 2014

PROXY VOTING CARD
 We encourage you to take advantage of telephone or Internet voting, which is available 24 hours a day, 7 days a week.
 Telephone or Internet voting is available through 9:00 a.m., Mountain Time, the day prior to the Annual Meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET http://www.proxyvote.com	VOTE BY TELEPHONE 1-800-690-6903	VOTE BY MAIL

• Go to the website address listed above.	• Call toll free at the telephone number listed above.	• Mark, sign and date your proxy card.
• Have your proxy card ready.	• Have your proxy card ready.	• Fold your proxy card.
• Follow the simple instructions that appear on your Computer screen	• Follow the simple instructions that you hear on your telephone.	• Return your proxy card in the postage-paid envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1and 2.

1.  The election of the following persons (except as marked to the contrary) as directors, each of whom will serve as director of Keating Capital, Inc. until the 2015 Annual Meeting of Stockholders, or until his successor is duly elected and qualified.
	FOR	WITHHOLD AUTHORITY	FOR ALL EXCEPT
	☐	☐	☐
(01) Laurence W. Berger (02)Timothy J. Keating (03) J. Taylor Simonton (04) Robert T. Cassato (05) Leslie D. Michelson
*To withhold authority to vote for any individual nominee, mark “For All Except” and strike a line through the name above.

2.  To approve a new Investment Advisory and Administrative Services Agreement between the Company and Keating Investments LLC, to take effect upon a proposed change of control of Keating Investments, LLC in connection with the Transaction as defined in the Proxy Statement.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

IMPORTANT:  Please sign exactly as name appears hereon and date your proxy.  Joint owner should each sign personally.  Trustees or others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

SIGNATURE	DATE	SIGNATURE	DATE